Aetna Mutual Funds


                                                                           Aetna

                                                                Generation Funds



                                                                    Select Class

                                                                   March 1, 1996












                                                                      Prospectus
                                                                          begins
                                                                       on page 1

                                                                    [Aetna Logo]

                                  Select Class


                                                                         Aetna
                                                              Generation Funds
[AETNA Logo]  March 1, 1996                                         Prospectus

Aetna Ascent
Aetna Crossroads
Aetna Legacy

Aetna Series Fund, Inc. (the "Company") is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (collectively, the "Funds," or individually, a "Fund") with different investment objectives, policies and restrictions. This Prospectus describes three of the Funds: Aetna Ascent, Aetna Crossroads and Aetna Legacy (collectively, the "Generation Funds"). Each Fund is an asset allocation fund that allocates its investments among equities and fixed income securities and is designed for investors with different investment horizons and risk tolerances. Each Fund is currently authorized to offer two classes of shares, the Adviser Class and the Select Class. The Select Class of each Fund is no-load.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please read this Prospectus carefully before investing and retain for future reference. You can find more information about the Funds in the March 1, 1996 Statement of Additional Information ("SAI"). The SAI is available upon request and without charge by calling 1-800-367-7732 or by writing to Aetna Series Fund, Inc., at 151 Farmington Avenue, Hartford, Connecticut 06156-8962. The SAI has been filed with the Securities and Exchange Commission ("Commission") and is incorporated into this Prospectus by reference.


This Prospectus is for investors eligible to purchase Select Class shares. A separate Prospectus is available for investors eligible to purchase Adviser Class shares. Sales charges, expenses and performance will vary with respect to each class.

Investment Objectives
Aetna Ascent seeks to provide capital appreciation. Aetna Crossroads seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Aetna Legacy seeks to provide total return consistent with preservation of capital.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


Highlights                                               3
Fee Tables                                               5
Financial Highlights                                     7
Description of the Generation Funds                      8
How Investment Objectives are Pursued                    8
Investment Techniques                                   13
Risk Factors and Other Considerations                   16
Investment Restrictions                                 20
Shareholder Services                                    20
Other Features                                          27
Cross-Fund Investing                                    27
Management of the Generation Funds                      28
Portfolio Management                                    29
Fund Distributions                                      30
Net Asset Value                                         30
Taxes                                                   31
General Information                                     32
Performance Data                                        34
Appendix A--Glossary of Investment Terms                35
Appendix B--Description of Corporate Bond Ratings       38


2  Aetna Generation Funds Prospectus

Highlights


What Is a Mutual Fund and What Are Its Advantages? A mutual fund is an investment company that buys and sells securities on behalf of individuals sharing common financial goals. Mutual funds allow you to pool your money with others, to spread risk through diversification and to benefit from professional management. You have immediate access to your money simply by writing a letter.


What Funds Are Offered? The Company offers the following Funds through this Prospectus. The Funds are asset allocation funds that seek to maximize long-term investment returns at an acceptable level of risk. Aetna Ascent is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance. Aetna Crossroads is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance. Aetna Legacy is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.

Risk Factors The different types of securities purchased and investment techniques used by the Generation Funds involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. In addition, foreign securities have currency risk. For more information, see "Risk Factors and Other Considerations."

What is the Select Class of Shares? Each Fund has two classes of shares: Select Class and Adviser Class. Select Class shares are only offered to certain corporate retirement plans, salaried employees and persons retired from salaried positions (including members of employees' and retired persons' immediate families) of Aetna Life Insurance and Annuity Company ("ALIAC") and its affiliates; insurance companies (including separate accounts); registered investment companies; investment advisers and broker-dealers acting for their own account; current shareholders at the time of first offering of Adviser Class shares and their immediate family members, as long as they maintain a shareholder account; Directors of the Funds; and members of such other groups as may be approved by the Company's Board of Directors from time to time. Adviser Class shares are offered to those persons not eligible to buy Select Class shares.

  Select Class shares are no-load, which means you do not pay any sales charges, distribution or service fees. Adviser Class shares are subject to a contingent deferred sales charge at a maximum rate of



                                          Aetna Generation Funds Prospectus  3

1%, declining to 0% after four years from the date of initial purchase. Additionally, Adviser Class shares of each Fund are subject to an annual distribution fee of 0.50% and a service fee of 0.25% of the value of the average daily net assets of the Funds in the Adviser Class.

How Can I Purchase Shares? You may purchase Select Class shares by completing an application and sending it as disclosed under "Shareholder Services." Your initial purchase must be for a minimum of $1,000 for each Fund with a minimum of $500 for Individual Retirement Accounts ("IRA"). Participants in employer-sponsored retirement plans should refer to their enrollment materials. We also offer a systematic investment program that enables investors to purchase shares on a regular basis. See "Shareholder Services" and "Other Features" for complete details.

When Can I Redeem Shares? Shares may be redeemed on each day that the New York Stock Exchange, Inc. ("NYSE") is open for business. Select Class shares are redeemable at net asset value. See "Shareholder Services" for more information.

Who is the Investment Adviser? ALIAC is the investment adviser to each Fund ("Investment Adviser"). ALIAC is a wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn a wholly owned subsidiary of Aetna Life and Casualty Company. See "Management of the Generation Funds" for further information.

What if l have further questions? Shareholders in the Generation Funds enjoy a high level of personalized service. Please call your representative at 1-800-367-7732 for details or see "Shareholder Services" for additional information.



4  Aetna Generation Funds Prospectus

Fee Tables

The following is provided to assist you in understanding the various charges and expenses you would bear directly or indirectly as an investor in the Funds. A complete description of these charges and expenses starts on page 28.

                Select Class Shareholder Transaction Expenses

Select Class shares are not subject to Shareholder Transaction Expenses which include sales charges on purchases, deferred sales charges on redemptions, sales charges on dividend reinvestments and exchange fees.

                 Select Class Annual Fund Operating Expenses
(as a percentage of average daily net assets)

                                                              Total Fund
                     Management/   Administrative    Other     Operating
                    Advisory Fee        Fee        Expenses    Expenses
 -----------------   ------------   -------------   --------   ----------
Aetna Ascent            0.80%           0.25%        0.33%       1.38%
Aetna Crossroads        0.80%           0.25%        0.35%       1.40%
Aetna Legacy            0.80%           0.25%        0.37%       1.42%

The expenses shown above are based on actual annualized expenses for the period from inception of the Funds (January 4, 1995) through October 31, 1995.

                             Select Class Example


Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                    1 Year   3 Years   5 Years    10 Years
 -----------------   ------   -------   -------   ---------
Aetna Ascent          $14      $44       $76        $166
Aetna Crossroads       14       44        77         168
Aetna Legacy           14       45        78         170


This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown.

                Adviser Class Shareholder Transaction Expenses


                                 Deferred Sales     Sales Charge
                   Sales Charge     Charge on       on Dividend      Exchange
                   on Purchases  Redemptions(1)     Reinvestment       Fee
 ----------------  ------------  ---------------   --------------   ----------
Aetna Ascent           None            1.0%             None           None
Aetna Crossroads       None            1.0%             None           None
Aetna Legacy           None            1.0%             None           None


(1)The contingent deferred sales charge set forth in the above table is the maximum redemption charge imposed on Adviser Class shares. Investors may pay charges less than 1.0%, depending on the length of time the shares are held. Adviser Class shares are also subject to an annual distribution fee ("Rule 12b-1 fee") of 0.50% and an annual service fee of 0.25% of the value of average daily net assets of the Funds of the Adviser Class. See "Fees and Charges."



                                          Aetna Generation Funds Prospectus  5

Adviser Class
                   Estimated Annual Fund Operating Expenses
(as a percentage of average daily net assets)
                                                                    Total Fund
                   Management/   Administrative  12b-1     Other     Operating
                  Advisory Fee        Fee         Fee    Expenses    Expenses
 ---------------   ------------   -------------   -----   --------   ----------
Aetna Ascent          0.80%           0.25%       0.50%    0.58%       2.13%
Aetna Crossroads      0.80%           0.25%       0.50%    0.60%       2.15%
Aetna Legacy          0.80%           0.25%       0.50%    0.62%       2.17%


Amounts reflected in "Other Expenses" and "Total Fund Operating Expenses" are estimated amounts based on the actual, annual expenses incurred by the Select Class series of shares for the ten months ended October 31, 1995. Actual expenses may be greater or less than estimated. These expenses as a percentage of assets are higher than those paid by most investment companies.



                                Adviser Class
                                   Example

Using the above expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
                                         1 Year   3 Years   5 Years   10 Years
 --------------------------------------   ------   -------   -------   --------
Aetna Ascent
 Redemption at end of each time period     $32      $72       114       $246
 No Redemption                              22       67       114        246
Aetna Crossroads
 Redemption at end of each time period      32       72       115        248
 No Redemption                              22       67       115        248
Aetna Legacy
 Redemption at end of each time period      32       73       116        250
 No Redemption                              22       68       116        250


This example should not be considered an indication of past or future expenses. Actual expenses may be greater or less than those shown.

 Because expenses and sales charges vary between the classes, the performance of each class will vary. Registered representatives may receive different levels of compensation when selling shares of different classes of the Funds. Additional information regarding each Fund's classes of shares may be obtained by calling your representative or 1-800-367-7732.

6  Aetna Generation Funds Prospectus

Financial Highlights

(for one outstanding share throughout each period)

The selected data presented below for, and as of the end of, the period from January 4, 1995 to October 31, 1995 are derived from the financial statements of Aetna Series Fund, Inc., which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of, and for the period ended October 31, 1995, and the independent auditors' report thereon, are included in the SAI.


                                                Ascent    Crossroads   Legacy
                                                -------   ----------   -------
Net Asset Value, Beginning of Period            $ 10.00    $ 10.00     $ 10.00
Income from Investment Operations
 Net Investment Income                              .25        .29         .33
 Net Realized and Change in Unrealized Gain        1.42       1.24        1.08
                                                -------   ----------   -------
Net Asset Value, End of Period                  $ 11.67    $ 11.53     $ 11.41
                                                =======   ==========   =======
Total Return*                                     16.70%     15.30%      14.10%
Net Assets, End of Period (000's)                20,433     20,370      19,651
Ratio of Total Investment Expenses to
  Average Net Assets**                             1.38%      1.40%       1.42%
Ratio of Net Investment Income to Average
  Net Assets**                                     2.80%      3.26%       3.75%
Portfolio Turnover Rate                          164.09%    166.93%     179.88%


Per share data calculated using average number of shares outstanding throughout the period.

 * Not Annualized.

** Annualized.



Additional information about the performance of the Generation Funds is contained in the Annual Report dated October 31, 1995. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Company at the address listed on the first page of this Prospectus or by calling 1-800-367-7732.



                                          Aetna Generation Funds Prospectus  7

Description of the Generation Funds

Investment Objectives

Aetna Ascent seeks to provide capital appreciation.

Aetna Crossroads seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Aetna Legacy seeks to provide total return consistent with preservation of capital.


Each Fund is a diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund's investment objective is fundamental and may not be changed without the vote of a majority of the holders of that Fund's outstanding shares. There can be no assurance that the Funds will meet their investment objectives. Each Fund is subject to investment restrictions described in this Prospectus and in the SAI, some of which are fundamental policies. No fundamental investment policy may be changed without shareholder approval.

   A glossary describing various securities used by the Generation Funds is contained in Appendix A.


   How Investment Objectives Are Pursued

Investment Strategies


Each Fund has a different asset allocation strategy, which corresponds with different investment objectives and levels of investment risk. The strategy establishes separate allocation benchmarks and ranges for each asset class. The benchmark allocations describe a typical asset allocation strategy under neutral market conditions. The allocation ranges describe the permissible range of asset allocations allowed. The ranges are designed to allow the Investment Adviser to achieve optimal allocation of assets, based on different investment objectives and levels of investment risk. The Investment Adviser may adjust the asset class mix of a particular Fund within the ranges described below.


Aetna Ascent

is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years, and who have a high level of risk tolerance.

Aetna Crossroads

is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance. Aetna Crossroads will invest no more than 60% of its assets in any combination of the following asset classes, which are defined below: securities in the Small Capitalization Stock Class with capitalization of less

8  Aetna Generation Funds Prospectus
than $.5 billion, securities in the U.S. Dollar Bond Class that are below investment grade (which are characterized as high risk, high-yield securities or "junk bonds"), securities in the International Stock Class, and securities in the International Bond Class.



Aetna Legacy is managed for investors primarily seeking total return consistent with capital preservation, who generally have an investment horizon exceeding five years and who have a low level of risk tolerance. Aetna Legacy will invest no more than 35% of its assets in any combination of the following asset classes, which are defined below: securities in the Small Capitalization Stock Class with capitalization of less than $.5 billion, securities in the U.S. Dollar Bond Class that are characterized as high risk, high-yield securities, securities in the International Stock Class and securities in the International Bond Class.
 The allocation benchmarks and asset class ranges and comparative indexes are shown below:

                                   Aetna        Aetna        Aetna            Comparative
Asset Class                        Ascent     Crossroads     Legacy              Index
 ------------------------------   --------   ------------   --------   ---------------------
Equities
Large Capitalization Stocks
  Range                             0-60%        0-45%        0-30%   Standard & Poor's 500
  Benchmark                           20%          15%          10%   Stock Index
Small Capitalization Stocks
  Range                             0-40%        0-30%        0-20%   Russell 2000 Small Cap
  Benchmark                           20%          15%          10%   Stock Index
International Stocks
  Range                             0-40%        0-30%        0-20%   Morgan Stanley Capital
                                                                      International Europe,
                                                                      Australia and Far East
                                                                      Index
Benchmark                             20%          15%          10%
Real Estate Stocks
  Range                             0-40%        0-30%        0-20%   National Association of
                                                                      Real Estate Investment
                                                                      Trusts Equity REIT Index
Benchmark                             20%          15%          10%
Fixed Income
U.S. Dollar Bonds
  Range                             0-30%        0-70%       0-100%   Salomon Brothers Broad
                                                                      Investment Grade Index
  Benchmark                           10%          25%          40%
International Bonds
  Range                             0-20%        0-20%        0-20%   Salomon Brothers Non-U.S
                                                                      World Government Bond
                                                                      Index
  Benchmark                           10%          10%          10%
Money Market Instruments
  Range                             0-30%        0-30%        0-30%   91 Day T-Bill
  Benchmark                            0%           5%          10%




                                          Aetna Generation Funds Prospectus  9

   The Investment Adviser will allocate the assets of each Fund within the specified ranges. The benchmark asset mix represents (1) how a Fund may allocate its assets under neutral market conditions and (2) a basis for measuring the performance of each Fund. The Investment Adviser monitors a "hypothetical benchmark portfolio" consisting of a benchmark allocation in each comparative index. The Investment Adviser may compare the performance of each Fund to its corresponding hypothetical benchmark portfolio.

   The asset allocation of each Fund may be above or below the benchmark allocation, based on the Investment Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. If the Investment Adviser believes that the expected return for a particular asset class is higher than normal relative to the other classes, investment in the class generally will be weighted more heavily than it would be in the Fund's benchmark allocation. If the expected return for a particular asset class is less than normal in relation to the other classes, generally it will be underweighted relative to the Fund's benchmark allocation.

   The Investment Adviser regularly reviews the investment allocations of each Fund and will vary the amount invested in each class within the ranges set forth above, depending upon its assessment of business, economic, market and other conditions. For example, the Investment Adviser may adjust the allocation mix in response to changes in circumstances with respect to particular issuers or industries, in response to interest rate movements or other economic conditions. In determining the asset mix of a particular Fund, the Investment Adviser will consider many specific factors, including, among other things: the dividend discount model, expected returns, bond yields, price-to-earnings ratios, dividend yields and inflation. There can be no assurance that any given allocation is the optimal allocation, although the Investment Adviser allocates assets in a manner it believes will aid in achieving a Fund's investment objective.

   The asset allocation limits described above apply at the time of purchase of a particular security. Each Fund may also invest in other securities not included in the asset classes listed above. These securities are described below.

   The securities in which the Funds invest involve risks, which are described below in "Investment Techniques" and "Risk Factors and Other Considerations."


Equity Securities


Each Fund may invest its assets in equity securities that the Investment Adviser believes have the potential for capital appreciation. These may include the equity securities of larger, widely-traded companies, smaller, less well-known securities, foreign securities and real estate-related securities.



10  Aetna Generation Funds Prospectus

Securities in this asset class include convertible debentures and preferred securities and warrants.

Large Capitalization Stock Class. Equity securities in this class generally have equity market capitalizations at the time of purchase of more than $1 billion, are U.S. domiciled and generally are widely traded on U.S. exchanges.

Small Capitalization Stock Class. Equity securities in this class are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1.0 billion. These securities may involve greater risks, because their issuers may be untested in adverse market conditions, may have limited product lines or financial resources or may trade less frequently than larger-capitalized companies. As a result, the prices of these securities may fluctuate more than prices of larger, more widely-traded companies.


International Stock Class. Equity securities in this class may be issued by companies domiciled or engaged in business principally in countries outside of the United States. The Investment Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and affords substantial opportunities for investment diversification. Each Fund may invest in ordinary foreign shares, American Depositary Receipts ("ADRs"), futures contracts on foreign stock indices and other derivative securities within the limits set forth below. Investments in securities of foreign companies and in securities denominated in foreign currencies involve certain risks. See "Risk Factors and Other Considerations" for more information.

Real Estate Stock Class. Equity securities in this class include equity real estate investment trusts ("REITs"), real estate development and real estate operating companies, and shares of companies engaged in other real estate related businesses. Each Fund will invest the real estate portion of its portfolio primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern United States, or both.


Fixed Income Securities


Each Fund may invest in fixed income securities, including obligations of the United States and foreign governments as well as obligations of corporations.


   The value of fixed income securities fluctuates in response to changes in interest rates. Generally, when interest rates fall, the value of fixed income securities increases. Conversely, when interest rates rise, the value of fixed income securities decreases. The amount of

                                         Aetna Generation Funds Prospectus  11
increase or decrease in value is affected by other factors, including the maturity of the security. Fixed income securities are subject to various risks, including the creditworthiness of the issuer and other economic factors.

U.S. Dollar Bonds Class consists of any fixed income security denominated in U.S. dollars. Examples of securities in this class include U.S. Government securities, debt securities issued by U.S. corporations, supranational agencies, tax-exempt municipal bonds and mortgage-backed securities.


 U.S. Government Securities consists of direct obligations of the U.S. Government, such as treasury bills, notes and bonds that are backed by the full faith and credit of the United States, or obligations of the U.S. Government, such as notes and bonds that are guaranteed by agencies and instrumentalities of the U.S. Government. Securities of these agencies and instrumentalities are backed by either the full faith and credit of the United States, the right of the issuer to borrow from the U.S. Treasury, or the credit of the agency or instrumentality. Securities in this group also include repurchase agreements collateralized by U.S. Government agency securities, separately traded principal and interest components of certain U.S. Government securities (STRIPs) and zero coupon bonds.

  Corporate Bonds include investment grade debt securities and high risk, high-yield securities. Investment grade debt securities include corporate bonds, mortgage-backed and other asset-backed and debt securities (described below) rated in the four highest categories by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investor Services, Inc. ("Moody's"), and other debt instruments with similar ratings by other nationally recognized statistical rating organizations or, if unrated, considered by the Investment Adviser to be of similar quality. High risk, high-yield securities, or "junk bonds," carry more credit risk and are rated BB or below by Standard & Poor's or Ba or below by Moody's or, if unrated, are considered by the Investment Adviser to be of comparable quality. Each Fund will not invest more than 15% of its assets in high risk, high-yield securities and will not invest in any debt security rated lower than B.

  Mortgage-backed securities These securities represent part ownership of a pool of mortgage loans where principal is scheduled to be paid back by the borrower over the length of the loan or returned in a lump sum at maturity. They consist of pass-through securities issued by the U.S. Government and corporations. Payments of interest and principal on U.S. mortgage-backed securities may be guaranteed by an agency or instrumentality of the United States. These agencies and instrumentalities include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Federal National



12  Aetna Generation Funds Prospectus

Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Private mortgage pass-through securities are backed by pools of conventional fixed-rate or adjustable-rate mortgage loans but are not guaranteed as to payment of interest and/or principal by the issuer. In addition, the Funds may invest in collateralized mortgage obligations ("CMOs") and securities issued by real estate mortgage investment conduits ("REMICs"). Mortgage-backed securities are subject to prepayment risk resulting from early prepayment by individual homeowners.

International Bond Class. Securities in this class include debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in international debt securities that are denominated in foreign currencies involves certain risks. See "Risk Factors and Other Considerations."


Money Market Class


Each Fund may invest in high quality money market obligations that present minimal credit risk.

  Money Market securities include U.S. Government obligations, repurchase agreements, certificates of deposit, banker's acceptances, bank deposits, other financial institution obligations, commercial paper and other short-term commercial obligations. These securities may include instruments that have variable interest rates which, in the opinion of the Investment Adviser, will maintain a value at or close to the face value of the security. Each Fund may keep a portion of its assets in cash.


   Investment Techniques


The Generation Funds may use the following investment techniques:

Borrowing A Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Funds do not intend to borrow for leveraging purposes; but they have the authority to do so. A Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

Securities Lending A Fund may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. A Fund will not

                                         Aetna Generation Funds Prospectus  13
lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral.



Repurchase Agreements Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time.

The Funds may enter into repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Fund may incur costs in liquidating the collateral or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Fund to liquidate the collateral may be delayed or limited.

   The Board of Directors has established credit standards for repurchase transactions entered into by the Funds.

Asset-Backed Securities Each Fund may purchase securities collateralized by a specified pool of assets, including, but not limited to, credit card receivables, automobile loans, home equity loans, computer leases, boat loans, mobile home loans, or recreational vehicle loans. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

Zero Coupon and Pay-in-Kind Bonds Each Fund may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. Some zero coupon securities call for the commencement of regular interest payments at a deferred date. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon securities and pay-in-kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates.

Bank Obligations Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial

14  Aetna Generation Funds Prospectus
paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.



Options, Futures Contracts and Other Derivative Instruments A derivative is a financial instrument, the value of which is "derived" from the performance of an underlying asset (such as a security or index of securities). In addition to futures and options, derivatives include, but are not limited to, forward contracts, swaps, structured notes, and CMOs.

A Fund may engage in various strategies using derivatives, including managing its exposure to changing interest rates, securities prices and currency exchange rates (collectively known as hedging strategies), or increasing its investment return. For purposes other than hedging, a Fund will invest no more than 5% of its total assets in derivatives which at the time of purchase are considered by management to involve high risk to the Fund. These would include inverse floaters, interest-only and principal-only securities.

   Each Fund may buy and sell options (including index options and options on foreign securities), and may invest in futures contracts and related options with respect to foreign currencies, fixed income securities, and foreign stock indices.

   Some of these strategies, such as selling futures contracts, buying puts and writing calls, hedge against price fluctuations. Other strategies, such as buying futures contracts, writing puts, buying calls and interest rate swaps, tend to increase market exposure. In some cases, a Fund may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than hedging. The aggregate futures market prices of financial instruments required to be delivered or purchased under open futures contracts may not exceed 30% of Aetna Legacy's total assets, 60% of Aetna Crossroads total assets and 100% of Aetna Ascent's total assets. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

   When a Fund writes a call option, it gives the purchaser the right, but not the obligation, to buy a particular security at a set price within a set time. The Fund receives income from the premium paid by the purchaser. The calls are "covered," which means that the Fund owns the securities that are subject to the call (although it may substitute other qualifying securities). There is no limit on the amount of a Fund's total assets that may be subject to calls.



                                         Aetna Generation Funds Prospectus  15

   When a Fund writes a put option, it gives the purchaser the right, but not the obligation, to require the Fund to buy a particular security at a set price within a set time. Writing puts requires the segregation of liquid assets to cover the put. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be segregated to cover the put obligation.


   All of the instruments discussed above are referred to as "hedging instruments." Investment in these hedging instruments involves certain risks, which are described below under "Risk Factors and Other Considerations" and in the SAI.


Supranational Agencies Each Fund may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.

Illiquid and Restricted Securities Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, a Fund may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Directors has established a policy to monitor the liquidity of such securities.



Other Investments In addition, each Fund may use other investment techniques, including "when-issued" and delayed-delivery securities and variable rate instruments. These techniques are described in Appendix A and the SAI.


   Risk Factors and Other Considerations


General Considerations The different types of securities purchased and investment techniques used by a Fund involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the company and preferred stocks have price risk and some interest rate and credit risk. The value of debt



16  Aetna Generation Funds Prospectus
securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short term maturities (for example, one to ten years). Also, on each debt security, the risk of principal and interest default is greater with higher-yielding, lower-grade securities. High risk high-yield securities may provide a higher return but with added risk. In addition, foreign securities may have currency risk.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although the Funds do not purchase securities with the intention of profiting from short-term trading, each Fund may buy and sell securities when the Investment Adviser believes such action is advisable. It is anticipated that the average annual portfolio turnover rate will not exceed 125%. Turnover rates in excess of 125% may result in higher transaction costs relating to stock or equity transactions, which costs are borne directly by the Fund. High turnover rates may also result in a possible increase in short-term capital gains or losses. See "Fund Distributions," "Taxes" and the SAI for additional information.

Cash or Cash Equivalents All Funds reserve the right to depart from their investment objectives temporarily by investing up to 100% of their assets in cash or securities in the Money Market Class for defense against potential market declines.


International Securities The purchase of international securities may involve certain risks. These risks may include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions that might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.


Depositary Receipts The Funds can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts,



                                         Aetna Generation Funds Prospectus  17
which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts.

   The Funds will generally acquire American Depositary Receipts (ADRs) which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities. See Appendix A and the SAI for more information.

Real Estate Securities A Fund's investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks may include: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, equity REITs may be dependent upon management skill, may not be diversified, and may be subject to the risks of obtaining adequate financing for projects on favorable terms. Equity REITs also are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended ("1940 Act").

High Risk, High-Yield Securities A Fund may invest in high risk, high-yield securities, often called "junk bonds." These securities are rated BB/Ba or below but at least B (securities with capacity to meet interest and principal payments but greater vulnerability to default), or, if unrated, considered by the Investment Adviser to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest. Although junk bonds are high-risk investments, the Investment Adviser may purchase these securities if they are thought to offer good value. This may happen if, for example, the rating agencies have, in the Investment Adviser's opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.

Derivatives

Derivatives can be volatile investments and involve certain risks. As described above under "Investment Techniques--Options, Futures and


18  Aetna Generation Funds Prospectus

Other Derivative Instruments," the Funds may use derivative instruments including U.S. Government derivatives.
 A Fund may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

  Options and futures contracts can be volatile investments and involve certain risks, including, but not limited to: no assurance that futures contracts transactions can be effected at favorable prices; possible reduction in a Fund's total return and yield; possible reduction in the value of the futures instrument; the inability of a Fund to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

  The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Fund. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

   In writing puts, there is the risk that a Fund may be required to buy the underlying security at a disadvantageous price. In addition, it must segregate assets to cover its obligations with respect to the sale of a put.
 In writing calls, a Fund may forego profits on an increase in the price of an underlying security if the purchaser exercises the call option. In addition, a Fund could experience capital losses that might cause previously-distributed income to be recharacterized for tax purposes as a return of capital to shareholders.

 The use of forward currency contracts may reduce the gain that otherwise would result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Funds limit their exposure to the amount of their respective assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks, because the Funds could be obligated to pay more under its swap agreements than they receive under them, as a result of interest rate changes.

 Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the SAI.



                                         Aetna Generation Funds Prospectus  19

Variable Rate Instruments, When-Issued and Delayed-Delivery
Transactions "When-issued," "delayed-delivery" and variable rate instruments may be subject to liquidity risks, credit risks and risks of loss of principal due to market fluctuations. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the Fund's commitments to purchase securities on a when-issued or delayed-delivery basis. For more information about these securities, see Appendix A and the SAI.

Special Considerations Investors should be aware that the investment results of the Funds depend in part upon the Investment Adviser's ability to correctly anticipate the relative performance of stocks, bonds and money market instruments.

While the Investment Adviser has substantial experience in managing all asset classes, there can be no assurance that it will always allocate assets to the best performing sectors. A Fund's performance would suffer if a major portion of its assets were allocated to stocks in a declining market or, similarly, if a major portion of its assets were allocated to bonds at a time of adverse interest rate movement.


   Investment Restrictions


   A Fund will not concentrate its investments in any one industry, except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. A Fund will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of a Fund's total assets. A Fund may not purchase a call or a put if the value of all the Fund's call and put options would exceed 5% of the value of its total assets.

Shareholder Services

The Company offers several services to its Generation Fund shareholders. These may be selected on the application or you may call 1-800-367-7732 to select these services at a later date.

These services may not be available through employer-sponsored retirement plans. For information on services that are available



20  Aetna Generation Funds Prospectus
under employer-sponsored retirement plans, such as 401(k) plans, please refer to your enrollment materials. The specific provisions of your plan will govern the investment options and services available to you.


Shareholder Inquiries If you have any questions about the Generation Funds or the shareholder services described below, please call your representative or 1-800-367-7732.


How to Purchase Shares Select Class shares may be purchased directly from the Company, through a registered representative of a broker-dealer affiliated with the Company, through a registered representative of an unaffiliated broker-dealer, or through an employer-sponsored retirement plan (if you are purchasing through such a plan, please refer to your enrollment materials).


How to Open an Account To open an account, please complete and submit an application with the amount to be invested as directed below under "Purchase by Mail." You may open an account with a minimum investment of $1,000 or $500 for IRAs. Once you have opened an account in a Fund, additional investments may be made by mail ($100 minimum), wire transfer ($500 minimum) or exchange from the same class of shares of another Generation Fund (or any other Fund of the Company). All checks must be drawn on a bank located within the United States and be payable in U.S. dollars. Minimum investments may be waived if an investment is made through exchange of the entire amount invested in the same class of another portfolio of the Company (including any of the Generation Funds). Minimums may also be waived for certain circumstances such as for persons investing through certain benefit plans, insurance settlement options or by systematic investments. (See "Other Features--Systematic Investment.")

Crediting of Shares If a completed and signed application accompanied by a check in payment for the shares is received by Firstar Trust Company, the transfer agent, at its Milwaukee offices, prior to 4:00 p.m. Eastern time on any day that the New York Stock Exchange is open for business ("Business Day"), the Select Class shares will be purchased at the net asset value determined as of 4:15 p.m. on that date. Orders received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day. See "Net Asset Value" for information on how the Generation Funds are valued.

Purchase by Mail To purchase shares by mail, please complete and sign the application, make a check payable to the Aetna Series Fund, Inc. and return both to your agent or representative or mail to the


                                         Aetna Generation Funds Prospectus  21
transfer agent at the address listed below. You can make additional investments to your accounts by using the investment stubs from your confirmation statements or by letter. Your letter should indicate your name, account number(s), the Select Class shares of the Generation Fund(s) in which you wish to invest, and the amount to be invested. Letters should be mailed to the transfer agent as follows:


                      Aetna Series Fund, Inc.--Generation Funds
                      c/o Mutual Fund Services, 3rd Floor
                      P.O. Box 701
                      Milwaukee, WI 53201-0701


   Applications mailed by overnight courier should be sent to the transfer agent as follows:

                      Aetna Series Fund, Inc.--Generation Funds
                      c/o Mutual Fund Services, 3rd Floor
                      617 E. Michigan Street
                      Milwaukee, WI 53202



   When opening an account, your check should be made payable to Aetna Series Fund, Inc. or Firstar Trust Company, Cash, credit cards and third party checks cannot be used to open an account. Firstar will accept checks for subsequent purchases which are made payable to the account owner(s) and endorsed to the Company.

Purchase by Wire If you have an account in a Generation Fund, you may purchase additional Select Class shares of that Fund through a wire transfer. For federal funds wire instructions, please call 1-800-367-7732. Federal funds wire purchase orders will be accepted only when the Fund and custodian bank are open for business.

Purchase by Electronic Funds Transfer Once an account has been established in any of the Funds, you may purchase additional Select Class shares by using Electronic Funds Transfer ("EFT") facilities under the Systematic Investment feature. See "Other Features." EFT will allow you to transfer money between a bank account and a specific Fund. You must elect EFT capability on the application in order to authorize this option.

Purchase by Exchange You may open an account or purchase additional Select Class shares by making an exchange among Select Class shares of any of the Funds of the Company provided shares of such Fund may be legally sold in your state of residence. An exchange may be made by submitting a written request to make the exchange and specifying (1) the name and account number of your current Fund account; (2) the name of the Fund you wish to exchange into; (3) the amount to be exchanged; and (4) the signatures of all shareholders.


22  Aetna Generation Funds Prospectus

Requests should be mailed to the address listed above under "Purchase by Mail."

You may also exchange your Select Class shares by calling 1-800-367-7732. Please provide the Fund names, account number, your Social Security number or taxpayer identification number, account address and the amount to be exchanged. Requests received prior to 4:00 p.m. Eastern time will be processed that Business Day. You should carefully consider the following before making an exchange:


(box) Each exchange may result in a gain or loss and is treated as a sale and as a purchase of shares for tax purposes.

(box An exchange which represents an initial investment in a Fund must meet the minimum investment requirements described under "Shareholder Services-- How to Open an Account."


(box) The shares received in an exchange must be identically registered. A letter with signature guarantees must accompany any exchange request to transfer shares into a Fund account that is not registered identically to the transferring Fund account.


(box) Following an investment in a Fund, there is a required eight-day holding period before those shares can be exchanged.


 There is currently no limit on the number of exchanges. However, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than five exchanges out of a Fund per calendar year. In addition, each Fund reserves the right to refuse exchange purchases by any person or group if, in the Investment Adviser's judgment, that Fund would be unable to invest effectively in accordance with its investment objective as a result of such exchange. Each Fund also reserves the right to revise the exchange privilege at any time.
 You automatically receive telephone exchange privileges when you establish your account. If you do not want telephone exchange privileges, write to the transfer agent at the above address or call 1-800-367-7732. The Funds have established reasonable procedures to confirm that instructions received are genuine. If these procedures are not followed, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. For your protection, all telephone exchange transactions will be recorded, and you will be asked for certain identifying information.

Distribution Options When completing an application, you must select one of the following options for dividends and capital gains distributions:

(box) Full Reinvestment--Both dividends and capital gains distributions from a Fund will be reinvested in additional Select Class shares of



                                         Aetna Generation Funds Prospectus  23
      that Fund. This option will be selected automatically unless one of the other options is specified. (See "Fund Distributions.")

(box) Or . . . Capital Gains Reinvestment--Capital gains distributions from a Fund will be reinvested in additional Select Class shares of that Fund and all net income from dividends will be distributed in cash.


(box) Or . . . All Cash--Dividends and capital gains distributions will be paid in cash.


  If you select a cash distribution option, you can elect to have distributions automatically invested in Select Class shares of another Fund of the Company.

  If you make no selection, income dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional Select Class shares of that Fund. Distributions paid in shares will be credited to your account at the next determined net asset value per share.

  If you wish to change the manner in which you receive income dividends and capital gains distributions, your notification of such change must be received by the transfer agent at least ten days before the next scheduled distribution.


How to Redeem Shares To redeem all or a portion of the Select Class shares in your account, a redemption request should be submitted as described below. Shares will be redeemed at the net asset value next determined after receipt of the redemption request by the transfer agent. Redemptions received by 4:00 p.m. Eastern time will be processed at the net asset value determined as of 4:15 p.m. on that date if all required documentation is received by the transfer agent by 4:00 p.m. Redemption requests received after 4:00 p.m. will be processed at the net asset value determined on the following Business Day.


  The Company has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90 day period. To the extent possible, the Company will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Company will weigh the effects on individual nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders. See the SAI for additional information on redemptions in kind.



24  Aetna Generation Funds Prospectus

Redeem by Mail Shares of any Fund may be redeemed by sending written instructions to the transfer agent. The instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and the Fund account number. The instructions must be signed by all person(s) required to sign for the Fund account, exactly as the account is registered, and accompanied by a signature guarantee(s). See "Signature Guarantee" below. Certain nonindividual shareholders may also be required to furnish copies of a corporate resolution, trust document or other supporting documents.

   Once shares are redeemed, the Fund will normally send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or the maximum period allowed by law, if shorter. Also, a Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. The Fund(s) may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission.



Redeem by Wire Redemption proceeds will be transferred by wire to your designated bank account if federal funds wire instructions are provided with your redemption request accompanied by a signature guarantee, as described below. A $10.00 fee will be charged for this service. A minimum redemption of $1,000 is required for wire transfers.


   For help with redemptions, call your agent or representative or 1-800-367-7732.


Signature Guarantee A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Funds will waive the signature guarantee requirement for redemption requests for amounts of $10,000 or less. However, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

   The Funds reserve the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

   You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan



                                         Aetna Generation Funds Prospectus  25
association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notary publics.

Minimum Account Balance To keep your account open, you must maintain a minimum balance of $500 in each Fund account. If this minimum balance is not maintained due to redemptions, the Fund reserves the right to redeem all of your remaining shares in that account and mail the proceeds to you at the address of record. Shares will be redeemed at net asset value determined on the day the account is closed. The Fund will give you 60 days notice that such redemption will occur unless you make an additional investment to increase the account balance to the $500 minimum.

Tax-Deferred Retirement Plans The Funds can be used for investment by a variety of tax-deferred plans. These plans let you save for retirement and allow you to defer taxes on your investment income. Some of these plans are:


(box) IRAs, available to individuals who work and their spouses.


(box) 401(k) programs, available to corporations of all sizes to benefit their employees.

Shareholder Information The transfer agent will maintain shareholder accounts. A confirmation statement will be sent to you and your agent or representative after every transaction that affects your share balance or account registration. A Form 1099 will also be sent each year by January 31. You will also receive an annual and semiannual report of the Funds. The transfer agent may charge you a fee for special requests such as an historical transcript of your account and copies of cancelled checks.

Consolidated Statements reflecting current account values and year-to-date transactions will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a Consolidated Statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by those other shareholders be shown on one Consolidated Statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one Consolidated Statement.


Other Features


Systematic Investment The Systematic Investment feature, using the EFT capability (see "Shareholder Services--Purchase by Electronic


26  Aetna Generation Funds Prospectus

Funds Transfer"), allows you to make automatic monthly investments in any of the Funds. On the application you may select the amount of money to be moved and the Fund(s) to be invested in. There is no minimum initial cash investment required to open your account if you elect to use the EFT feature. The minimum monthly Systematic Investment is $50 per Fund account. Your application must be received at least 15 business days prior to the first EFT transaction. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your account. Also, a Fund will hold payment of redemption proceeds until a Systematic Investment has cleared, which may take up to 12 calendar days.

Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in the Funds. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from your Fund to your designated bank account on a monthly basis. In order to enroll in this plan, you must have a minimum balance of $10,000 in any Fund utilizing this feature. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

TDD Service Firstar Trust Company, the transfer agent, offers
Telecommunication Device for the Deaf (TDD) services for hearing impaired shareholders. The dedicated number for this service is 1-800-684-3416 and appears on shareholder account statements.

Changes to Service The Funds reserve the right to amend the shareholder services described above or to change the terms or conditions of such services at any time.


Cross-Fund Investing

Dividend Investing --You may elect to have dividend and/or capital gains distributions automatically invested in another Select Class Fund account.


Systematic Exchange --You may establish an automatic exchange of Select Class shares from one Fund account to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Since this transaction is treated as an exchange, the policies related to the exchange privilege apply. Please read the "Purchase by Exchange" section carefully. There may be tax



                                         Aetna Generation Funds Prospectus  27
consequences associated with these exchanges. Please consult your tax adviser.

 Cross-Fund Investing may only be made into a Fund account that has been previously established with the Fund's minimum investment. To request either or both of these features, please call your agent or representative, or call 1-800-367-7732.


Management of the Generation Funds


Directors The business affairs of each Fund are managed under the direction of the Board of Directors ("Directors"). The Directors set broad policies for the Company and each Fund. Information about the Directors is found in the SAI.

Investment Adviser ALIAC, the Investment Adviser for each Fund, is a Connecticut corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156. ALIAC is registered with the Commission as an investment adviser and currently manages over $22 billion in assets for the Generation Funds, other investment companies and for its general account.

Under an investment advisory agreement with each Fund, the Investment Adviser is responsible for managing the assets of each Fund in accordance with its investment objective and policies subject to the supervison of the Directors.

   The Investment Adviser furnishes all necessary facilities and pays the salaries and other related costs of personnel engaged in providing investment advice to the Funds. It also pays salary and other fees and expenses for Directors and officers of the Company who are employees or affiliated persons of the Investment Adviser.

   The Investment Adviser receives a monthly fee at an annual rate based upon the average net assets of each Generation Fund as follows: 0.80% on the first $500 million; 0.775% on the next $500 million; 0.75% on the next $500 million; 0.725% on the next $500 million; and 0.70% on assets over $2 billion.

Administrator ALIAC acts as administrator for each Fund and performs certain administrative and internal accounting services, including maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervising the custodian and transfer agent.

For these services, each Fund pays ALIAC a monthly fee at an annual rate based upon the average daily net assets of the Fund as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion and 0.18% on assets over $2 billion.



28  Aetna Generation Funds Prospectus

Principal Underwriter ALIAC is the principal underwriter for the Company. ALIAC may contract with various broker-dealers, including one or more of its affiliates, for distribution of Select Class shares.

Transfer Agent Firstar Trust Company acts as each Fund's transfer and dividend-paying agent. Firstar is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Fund Expenses Each Fund bears the costs of its operations. Expenses directly attributable to a Fund are charged to that Fund. Some expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund and some expenses are allocated equally to each Fund. Fund expenses are set forth in the Fee Tables.


Portfolio Management


The following individuals are responsible for the day-to-day management of the Funds, as indicated below. All of the following individuals may also decide as a group what strategy may benefit all of the Funds.

Kevin M. Means is the lead portfolio manager for the Generation Funds and has been responsible for determining the allocation of each Fund's investments among the seven asset classes described under "Investment Strategies" since their inception in January 1995. Mr. Means joined ALIAC in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta. At INVESCO, Mr. Means managed mutual funds and institutional accounts. Mr. Means is responsible for the selection of securities for the Generation Funds in the Large Capitalization Stocks class.



The following individuals are responsible for the selection of securities for the Generation Funds in each of the asset classes other than the Large Capitalization Stock class:



Vince Fioramonti, International Stocks and International Bonds, is currently managing international stocks and non-U.S. dollar government bonds for several ALIAC investment funds. Mr. Fioramonti joined ALIAC in 1994 after serving as Vice President for The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Yaniv Tepper, Real Estate Stocks, has responsibility for Real Estate Investment Trust (REIT) holdings on the equity side, and non-agency mortgage backed securities on the fixed income side. Mr. Tepper


                                         Aetna Generation Funds Prospectus  29
joined ALIAC in early 1994 as an Associate in Real Estate Investments Group. Prior to joining Aetna, Mr. Tepper consulted in the area of real estate finance, valuations, and asset restructuring.

Donald Townswick, Small Capitalization Stocks, joined ALIAC in July of 1994 after serving as Vice President at INVESCO Management and Research, Boston. Mr. Townswick was at INVESCO from 1992 to 1994. Prior to his position at INVESCO, he was an engineer in the Aerospace Industry with Rockwell International and Douglas Aircraft Company.

Jeanne Wong-Boehm, U.S. Dollar Bonds and Money Market Investments, joined ALIAC in 1983 as a fixed income portfolio analyst, and shortly thereafter assumed portfolio responsibilities for various general account segments within the Aetna group of companies. In 1989 she was also assigned primary responsibility for the money market operations.


Fund Distributions


Each Generation Fund declares and pays dividends annually. All capital gains distributions, if any, are paid on an annual basis.

 Income dividends are derived from investment income, including dividends, interest, realized short-term capital gains, and certain foreign currency gains received by a Fund. Capital gains distributions are derived from each Fund's realized long-term capital gains. The per share dividends and distributions of Select Class shares will be higher than the per share dividends and distributions of the Adviser Class as a result of the distribution and service fees applicable to the Adviser Class.

 Both income dividends and capital gains distributions are paid by each Fund on a per-share basis. As a result, at the time of such payment, the net asset value per share of a Fund will be reduced by the amount of such payment.


Net Asset Value


The net asset value per share ("NAV") of each Fund is determined as of 4:15 p.m. Eastern time on each day that the NYSE is open for trading. Each Fund's NAV is computed by dividing the total value of a Fund's securities, plus any cash or other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities are valued primarily on the basis of market quotations. All other assets, including restricted securities and other securities for which market quotations are not readily available, are valued at their



30  Aetna Generation Funds Prospectus
fair value in such manner as may be determined, from time to time, under the authority of, the Directors.


Taxes


Introduction The tax information described below is only a summary of federal income tax consequences and is based on tax laws and regulations in effect as of the date of this Prospectus. Please refer to the SAI for a more detailed discussion of federal income tax considerations. In addition to federal taxes, you may be subject to state and local taxes and you should discuss your individual tax situation with your tax advisor.

Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the policy of each Fund to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

Shareholder Distributions The Company intends to qualify for treatment under Subchapter M of the Code. Therefore, the Funds will distribute all of their net income and gains to shareholders. Such distributions will be taxable to the shareholders and not the Funds. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have owned your shares. Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. A Fund's distributions are taxable in the year they are received, regardless of whether you take them in cash or reinvest them in additional shares. However, distributions declared in October through December to shareholders of record on a date in October through December and paid in January of the following year will be taxable as if paid on December 31 of the year of declaration. Each Fund will send a statement to shareholders by January 31 indicating the tax status of distributions made (or deemed made) during the previous year and any foreign taxes "passed-through" to shareholders.

Buying a Dividend If you buy shares of a Fund just before the ex-dividend date, you may be taxed on the entire amount of the dividend received.



                                         Aetna Generation Funds Prospectus  31

Share Redemptions Any gain or loss realized when you redeem (sell) or exchange shares of a Fund will be treated as a taxable long-term or short-term capital gain or loss. Please see the SAI for information regarding any limitation on deductibility of such losses.

Tax Withholding When you fill out your application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding by the Internal Revenue Service ("IRS"). If you are subject to backup withholding, or fail to properly certify your taxpayer identification number, the IRS can require a Fund to withhold 31% of your taxable dividends, capital gains distributions and redemption proceeds.

General Information

Articles of Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation ("Articles") provide for the issuance of multiple series of shares, each representing a portfolio of investments with different investment objectives, policies and restrictions. The Company authorized the organization of the Generation Funds by amendment to its Articles on September 27, 1994.

Share Classes Each Fund offers shares of common stock currently classified into two classes, Select Class shares and Adviser Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charge, if any, for each class;
(b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. The Directors do not anticipate that there will be any conflicts among the interests of the holders of the different classes of shares of the Funds. The Directors continue to consider whether any such conflicts exist and, if so, will take appropriate action.

The Generation Funds have sought a ruling from the IRS to the effect that differing distributions among the classes of its shares will not result in a Fund's dividends or other distributions being regarded as "preferential dividends" under the Internal Revenue Code. While similar rulings have been issued by the IRS, including a ruling with respect to other Funds of the Company, complete assurance cannot, of course, be given that the Generation Funds will receive such a ruling. For additional information, including a discussion of the consequences if the IRS does not grant the requested ruling, see the SAI.



32  Aetna Generation Funds Prospectus

Capital Stock The Articles authorize the issuance of 4.8 billion shares of capital stock of the Company. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


As of January 31, 1996, the following shares of the Company were owned by ALIAC and its affiliates:

                                    ALIAC
                            ----------------------
                             Select      Adviser
Aetna Ascent                1,840,324           0
Aetna Crossroads            1,791,527           0
Aetna Legacy                1,826,236           0
Money Market Fund             119,499           0
Government Fund               714,990           0
Bond Fund                      76,449     209,998
The Aetna Fund                 12,013           0
Growth and Income Fund         11,347           0
Growth Fund                   950,612           0
Small Company Growth
  Fund                      2,446,721           0
International Growth
  Fund                         11,702   1,912,492
Asian Growth Fund             467,409           0

                          Aetna Life Insurance Company
                              --------------------
                             Select     Adviser
Asian Growth
  Fund                      2,066,778           0


All shares were acquired for investment and can be disposed of only by redemption. ALIAC and its affiliates may make additional investments into the Funds.

Shareholder Meetings The Company is not required and does not intend to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of a Fund's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

Voting Rights Shareholders of each class are entitled to one vote for each full share held and fractional votes for fractional shares of each class held on matters submitted to the shareholders of the Company. Voting rights are not cumulative. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting the interest of only one Fund or one class of shares.



                                         Aetna Generation Funds Prospectus  33

Payments to Dealers From time to time, ALIAC or its affiliates may make payments (up to 0.25%, computed on an annualized basis, of average monthly account values) to other dealers and/or their agents who sell Select Class shares or who provide shareholder services to you. These payments are made from the resources of the paying entity so the price you pay for Select Class shares and the value of your investment will be unaffected.

Performance Data


The Generation Funds may compare their performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications of general interest. These may include the Standard & Poor's 500 Stock Index ("S&P 500"); the Russell 2000 Index; Shearson Lehman Aggregate Bond Index; Dow Jones Industrial Average ("DJIA"); Lipper Analytical Services, Inc.; the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index; IBC/Donoghue's Taxable MFA; the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index; the Morgan Stanley Capital International Far East Free ("FEF ex. Japan") Index; Salomon Brothers Broad Investment Grade Index; and the Salomon Brothers Non-U.S. Bond Index.



34  Aetna Generation Funds Prospectus

Appendix A--Glossary of Investment Terms

This glossary describes some of the securities used by the Generation Funds. Further information is available in the SAI:


Banker's Acceptance A banker's acceptance is a time draft drawn on and accepted by a bank and is customarily used by corporations as a means of financing payment for traded goods. When a draft is accepted by a bank, the bank guarantees to pay the face value of the debt at maturity.


Certificates of Deposit For large deposits not withdrawable on demand, banks issue certificates of deposit ("CDs") as evidence of ownership. CDs are usually negotiable and traded among investors such as mutual funds and banks.


Commercial Paper Commercial paper is unsecured short-term debt instruments issued by companies or banks with a maturity ranging from two to 270 days.

Depositary Receipts Depositary receipts are negotiable certificates evidencing ownership of shares of a non-U.S. corporation, government, or foreign subsidiary of a U.S. Corporation. A U.S. bank typically issues depositary receipts, which are backed by ordinary shares that remain on deposit with a custodian bank in the issuer's home market.

A depositary receipt can either be "sponsored" by the issuing company or established without the involvement of the company, which is referred to as "unsponsored."


Eurodollars Eurodollars are U.S. dollars held in banks outside the United States, mainly in Europe but also in other countries, and are commonly used for the settlement of international transactions. There are many types of Eurodollar securities including Eurodollar CDs and bonds; these securities are not registered with the Commission. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions.


High Risk, High-Yield Securities Bonds of low quality security backing rated BB or below by Standard & Poor's Corp. or Ba or below by Moody's Investors Service, Inc., or other agencies or, if unrated, considered by the Investment Adviser to be of comparable quality. These bonds are often called "junk bonds" because of the greater possibility of default.

Pay-in-Kind Bonds Pay-in-kind bonds are bonds that pay all or a portion of their interest through the issuance of additional bonds.



                                         Aetna Generation Funds Prospectus  35

U.S. Government Derivatives A Fund may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Fund may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.


Variable Rate Instruments A variable or floating rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which can reasonably be expected to have a market value close to par value.

When-Issued and Delayed-Delivery Transactions When-issued and delayed-delivery transactions are trading practices in which payment and delivery for securities takes place at a future date. The market value of a security could change during the interim period, which could affect yield.


Yankee Bonds A bond issued in the United States by foreign countries, corporations and banks. Similarly, Yankee CDs are issued in the U.S. by branches of foreign banks.


Zero Coupon Bonds Bonds issued at a deep discount to face value. These bonds pay no interest but are redeemed at full face value. The price of zero coupon bonds is more volatile than bonds which pay interest but are rated on the same principles as all fixed-income investments.


The Generation Funds also use some of the following securities to manage risk and volatility:


Call Option The right to buy a security, currency or stock index at a stated price, or strike price, within a fixed period. A call option will be exercised if the spot price rises above the strike price; if not, the option expires worthless.

Convertible Stock Corporate securities, which may be either bonds or preferred shares, that can be exchanged for shares of common stock at a fixed price.


Covered Call Options A call option backed by the securities underlying the option. The owner of a security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security.

36  Aetna Generation Funds Prospectus

Covered Put Option A written put option covered by segregated liquid assets equal to the value of the exercise price of the put. Writing a put has similar economic effect as writing a call. The writer receives a premium, but also assumes the obligation during the option period to buy the underlying investment from the buyer at the exercise price, even though the value of the investment may fall below the exercise price.


Futures Contracts to buy securities, currencies or stock indexes in the future at a price agreed to in advance. A futures contract obliges the buyer to purchase the security and the seller to sell it, unlike an option where the buyer can choose whether or not to exercise the option.

Preferred Stock Shares which pay a fixed dividend, in contrast to common stock whose dividends depend on the profits of the company.


Put Option The right to sell a security, currency or stock index at a stated price, or strike price, within a fixed period. A put option will be exercised if the market price falls below the strike price; if not, the option expires worthless.

Warrants A security, normally offered with bonds or preferred stock, that entitles investors to buy shares at a prescribed price within a named or stated period to perpetuity. The time period is usually longer than that of a call option.



                                         Aetna Generation Funds Prospectus  37

Appendix B--Description of Corporate Bond Ratings

Moody's Investors Service, Inc.


"Aaa" Rating Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Rating Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.


"A" Rating Bonds rated A possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors relating to security of principal and interest are considered adequate but elements may be present which suggest possible impairment sometime in the future.

"Baa" Rating Bonds rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics.

"Ba" Rating Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes this class of bond.

"B" Rating Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.



38  Aetna Generation Funds Prospectus

Standard & Poor's Corporation

"AAA" Rating Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


"AA" Rating Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


"A" Rating Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Rating Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

"BB" Rating Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


"B" Rating Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


                                         Aetna Generation Funds Prospectus  39

[AETNA Logo]

Aetna Series Fund, Inc.
151 Farmington Avenue
Hartford, CT 06156-8962

1-800-367-7732

Investment Adviser
Aetna Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, CT 06156

Custodians
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109

Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701

Independent Auditors
KPMG Peat Marwick LLP
CityPlace II
Hartford, CT 06103-4103

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of a Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

                                                       ------------
                                                       BULK RATE
                                                       U.S. Postage
                                                       PAID
                                                       Boston, MA
                                                       Permit No. 9
                                                       ------------

Aetna Generation Funds


Aetna Ascent

Aetna Crossroads

Aetna Legacy




PROS.GENSEL-1

                             AETNA SERIES FUND, INC.
                             AETNA GENERATION FUNDS
                  Adviser Class Shares and Select Class Shares
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962
            Statement of Additional Information dated: March 1, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Generation Funds, which are series portfolios of Aetna Series Fund, Inc., dated March 1, 1996. A free prospectus is available upon request by writing to Aetna Series Fund, Inc. at the address listed above or by calling 1-800-367-7732.



                    Read the prospectus before you invest.

TABLE OF CONTENTS

General Information and History                                      2
Additional Investment Restrictions and Policies of
  the Generation Funds                                               2
Description of Various Securities and Investment Techniques          3
Directors and Officers of the Company                               14
Control Persons and Principal Holders of the Funds                  16
The Investment Advisory Contract                                    16
The Administrative Services Agreement                               17
Custodian                                                           17
Independent Auditors                                                17
Principal Underwriter                                               17
Distribution Arrangements                                           17
Brokerage Allocation and Trading Policies                           18
Description of Shares                                               19
Sale and Redemption of Shares                                       19
Net Asset Value                                                     20
Tax Status                                                          20
Performance Information                                             25
Financial Statements                                               F-1

                        GENERAL INFORMATION AND HISTORY

Aetna Series Fund, Inc. (the "Company") is an open-end management investment company which currently offers twelve series of Funds, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement of Additional Information relates to the following three Funds only: (1) Aetna Ascent, (2) Aetna Crossroads, and (3) Aetna Legacy (hereafter, the "Fund(s)"). Each Fund is currently authorized to offer two classes of shares, the Adviser Class and the Select Class.


The investment objective and general investment policies of each Fund are described in the Prospectus.

            ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE
                               GENERATION FUNDS


The investment policies and restrictions of the Funds, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (the "1940 Act") and therefore cannot be changed, with regard to a particular Fund, without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of: (i) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, the Funds will not:


(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, except that a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions;
    (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (a) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (b) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

(7) borrow money, except that (a) a Fund may enter into certain futures contracts and options related thereto; (b) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").


The Company has also adopted certain other investment restrictions reflecting the current investment practices of the Funds which may be changed by the Company's directors and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, the Funds will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described here and in the prospectus;


(2) invest in companies for the purpose of exercising control or management;

(3) purchase the securities of any other investment company, except as permitted under the 1940 Act; or

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.


In order to permit the sale of its shares in certain states, the Funds have undertaken to adhere to the following investment policies, each of which may be changed without shareholder approval:


(1) No Fund will invest more than 5% of the value of a Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount, but not more than 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York, American or any recognized foreign stock exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value;

(2) No Fund will invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(3) A Fund may not purchase securities of companies which together with their predecessors have a record of less than three years' continuous operations, if, as a result, more than 5% of such Fund's net assets would then be invested in such securities.


A Fund may make additional commitments more restrictive than the investment limitations described in the preceding paragraphs in order to sell its shares in a particular state. Should a Fund determine that any such commitment, either those currently in effect or any future commitment, is no longer in its best interest, it will revoke the commitment and terminate sales of its shares in the state involved.

Where a Fund's investment objective or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.



         DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments
The Generation Funds may use derivative instruments as described in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

   Futures Contracts--Each Fund may enter into futures contracts as described in the prospectus. A Fund may enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").


   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.


   Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

   The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

   Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

   Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits. Furthermore, in the case of a futures contract purchase, each Fund has deposited in a segregated account money market instruments sufficient to meet all futures contract initial margin requirements.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


   A Fund can enter into options on futures contracts. See "Covered Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Fund involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

   Covered Call and Put Options--Each Fund may write (sell) covered call options and purchase put options and may purchase call and sell put options including options on securities, indices and futures as discussed in the prospectus and in this section. A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Investment Adviser.

   So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A Fund will only write a call option on a security which it already owns and will not write call options on when-issued securities.

   When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

   In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

   To secure its obligation to pay for the underlying security, the writer of a put generally must deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The writer therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Fund may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets.

   In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

   A Fund may purchase put options when the Investment Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options for these purposes may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account of a Fund's custodian.

   The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

   The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

   A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Fund, are taxable as ordinary income.


   Foreign Futures Contracts and Foreign Options--The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

   Options on Foreign Currencies--Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Fund collateralizes the position by maintaining in a segregated account with the Fund's custodian cash or U.S. Government securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   Forward Exchange Contracts--Each Fund may enter into forward contracts for foreign currency ("forward exchange contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Investment Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.


   Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   There is no limitation as to the percentage of a Fund's assets that may be committed to forward exchange contracts. The Funds will not enter into a "cross hedge," unless it is denominated in a currency or currencies that the Investment Adviser believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.


   The Generation Funds' custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of each Fund having a value equal to the aggregate amount of that Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale con tract at a price no higher than the forward contract price, or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

   The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

   At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

   The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract.


   Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


   Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.


   A Fund's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

   Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that a Fund has not yet received. The Investment Adviser will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."


   Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus under "Investment Techniques" and "Risk Factors and Other Considerations," the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.


   Risk of Imperfect Correlation--A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

   The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

   The Funds will purchase or sell futures contracts or options for hedging purposes only if, in the Investment Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the assets being hedged for the hedge to be effective. There can be no assurance that the Investment Adviser's judgment will be accurate.

   Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.


   The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


   Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if the Investment Adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


   Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Generation Funds' portfolios.


Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Company's Board of Directors. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, a Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Fund. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of a Fund. The Funds do not intend to use reverse repurchase agreements.

Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the limitations on illiquid securities set forth in this SAI.

Securities Lending

The Funds can lend portfolio securities subject to the following conditions:
(a) the borrower will provide at least 100% collateral throughout the life of the loan; (b) loans will be made subject to the rules of the New York Stock Exchange; (c) the loan collateral will be either cash or direct obligations of the U.S. government or agencies thereof; (d) cash collateral will be invested only in highly liquid short-term investments; (e) during the existence of a loan, a Fund will continue to receive any distributions paid on the borrowed securities or amounts equivalent thereto; and (f) no more than one-third of the net assets of a Fund will be on loan at any one time. A loan may be terminated at any time by the borrower or lender upon proper notice.


   In the Investment Adviser's opinion, lending portfolio securities to qualified broker-dealers affords a Fund a means of increasing the yield on its portfolio. A Fund will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. A Fund will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of the securities, whenever a material event affecting the borrowed securities is to be voted on, the In vestment Adviser or subadviser will regain or direct the vote with respect to loaned securities.

   The primary risk a Fund assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but a Fund would be an unsecured creditor as to such shortage and might not be able to recover all or any of it.


Foreign Securities

Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

   There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

   Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Fund, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Fund's policy of investing in closed-end mutual funds, investors in the Fund may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.


   Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors.

   Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. Typically, these securities are traded on the

Luxembourg exchange in Europe; and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

   Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to repay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.


   As noted in the Prospectuses, the Funds may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


   CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.

Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

   Other asset-backed securities are similar to CMOs and REMICs in structure and operations. Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

   CMOs, REMICs and other asset-backed securities are subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

   The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.


High Risk, High-Yield Securities

The Funds may invest in high risk, high-yield securities ("junk bonds"), which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or other rating agencies, or, if unrated, are considered to be of comparable quality by the Investment Adviser. These securities include:


   (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

   (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

   (c) any securities convertible into any of the foregoing.


   Debt obligations rated BB/Ba or lower are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, the Investment Adviser seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Investment Adviser believes that future developments will enhance the creditworthiness and the ratings of the issuer.

   High risk, high-yield securities (junk bonds) will constitute no more than 15% of the assets of any Fund. The Funds will not invest in any debt security rated lower than B.

   The yields earned on high risk, high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. The securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

(1) Sensitivity to Interest Rate and Economic Changes. High risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high risk, high-yield securities (junk bonds) tend not to rise as much as the prices of these other bonds.

    Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-risk, high-yield security (junk bond) owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

(2) Payment Expectations. High risk, high-yield securities (junk bonds) present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

(3) Liquidity and Valuation Risks. High risk, high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities tend to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

(4) Limitations of Credit Ratings. The credit ratings assigned to high risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

(5) Legislation. Legislation may have a negative impact on the market for high risk, high-yield securities (junk bonds), such as legislation requiring federally-insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

The Funds may invest in zero coupon securities and pay-in-kind securities. In addition, the Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal reserve bank by separating the interest and principal components of an outstanding U.S. treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.


   The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per war rant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

   Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.


When-Issued or Delayed-Delivery Securities

During any period that a Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Fund's liquidity and ability to manage its portfolio. When a Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously. A Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover

The Funds do not intend to make a general practice of short-term trading, although they may occasionally realize short-term gains or losses. Purchases and sales will be made whenever such action is deemed prudent and consistent with a Fund's investment objective. It is anticipated that the average annual portfolio turnover rates for each of the Funds will not exceed 125% although in any particular year market conditions could result in a greater degree of portfolio activity. A high turnover rate involves greater expenses and may involve greater risk to a Fund.

   For the period ended October 31, 1995, the portfolio turnover rates were 164.09% for Aetna Ascent, 166.93% for Aetna Crossroads, and 179.88% for Aetna Legacy. The portfolio turnover rates were higher than expected due to very large withdrawals by the Funds' largest investor. This was a one-time event and is not expected to occur again in the same magnitude. Had these activities not occurred, the portfolio turnover rates would have been 102.69% for Aetna Ascent, 115.99% for Aetna Crossroads, and 136.31% for Aetna Legacy.


                      DIRECTORS AND OFFICERS OF THE COMPANY


The investments and administration of the Company are under the direction of the Board of Directors. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*) and hold similar positions with other investment companies in the same fund complex managed by the Investment Adviser.


                                             Principal Occupation During Past Five Years
Name, Address and   Position(s) Held       (and Positions held with Affiliated Persons or
       Age          with Registrant          Principal Underwriters of the Registrant)**

Shaun P. Mathews*   Director and      Chief Executive, Aetna Investment Services, Inc.,
  151 Farmington    President         October 1995 to Present; President, Aetna Investment
  Avenue                              Services, Inc., March 1994 to Present; Director and
  Hartford,                           Chief Operations Officer, Aetna Investment Services,
  Connecticut                         Inc., July 1993 to Present; Director and Senior Vice
  Age 40                              President, Aetna Insurance Company of America, February
                                      1993 to Present; Senior Vice President and Director of
                                      ALIAC, March 1991 to Present; Vice President of Aetna
                                      Life Insurance Company, 1991 to Present.

James C. Hamilton   Vice President    Chief Financial Officer, Aetna Investment Services,
  151 Farmington    and Treasurer     Inc., July 1993 to Present; Director, Vice President
  Avenue                              and Treasurer, Aetna Insurance Company of America,
  Hartford,                           February 1993 to Present; Director, Aetna Private
  Connecticut                         Capital, Inc., November 1990 to Present; Vice President
  Age 54                              and Treasurer of ALIAC, October 1988 to Present; Vice
                                      President and Actuary, Aetna Life Insurance Company,
                                      1988 to Present.

Timothy A. Holt*    Director          Director, Senior Vice President and Chief Financial Officer,
  151 Farmington                      Aetna Life Insurance and Annuity Company, February 1996 to
  Avenue                              Present; Senior Vice President, Business Strategy & Finance,
  Hartford,                           Aetna Retirement Services, February 1996 to Present; Vice
  Connecticut                         President, Aetna Portfolio Management/Investment Group,
  Age 42                              August 1992 - February 1996; Vice President, Aetna Money
                                      Portfolio Management/Investment Group, June 1991 - August 1992.

Susan E. Bryant     Secretary         Counsel, Aetna Life and Casualty Company, March 1993 to
  151 Farmington                      Present; General Counsel and Corporate Secretary, First
  Avenue                              Investors Corporation, April 1991 to March 1993;
  Hartford,                           Administrator, Oklahoma Department of Securities, March
  Connecticut                         1986 to April 1991.
  Age 48

Morton Ehrlich      Director          Chairman and Chief Executive Officer, Integrated
  1000 Venetian                       Management Corp. (an entrepreneurial company) and
  Way                                 Universal Research Technologies, 1992 to Present;
  Miami, Florida                      Director and Chairman, Audit Committee, National Bureau
  Age 61                              of Economic Research, 1985 to 1992; President, LIFECO,
                                      Travel Services Corp., October 1988 to December 1991.

                                             Principal Occupation During Past Five Years
Name, Address and   Position(s) Held       (and Positions held with Affiliated Persons or
       Age          with Registrant          Principal Underwriters of the Registrant)**

Maria T. Fighetti   Director          Manager/Attorney, Health Services, New York City
  325 Piermont                        Department of Mental Health, Mental Retardation and
  Road                                Alcohol Services, 1973 to Present.
  Closter, New
  Jersey
  Age 52

David L. Grove      Director          Private Investor; Economic/Financial Consultant,
  5 The Knoll                         December 1985 to Present.
  Armonk, New
  York
  Age 77

Daniel P.           Director          Executive Vice President of Aetna Life and Casualty
  Kearney*                            Company, 1993 to Present; Group Executive, Aetna Life
  151 Farmington                      and Casualty Company, 1991 to 1993.
  Avenue
  Hartford,
  Connecticut
  Age 56

Sidney Koch         Director          Financial Adviser, self-employed, January 1993 to
  455 East 86th                       Present; Senior Adviser, Daiwa Securities America,
  Street                              Inc., January 1992 to January 1993; Executive Vice
  New York, New                       President, Member of Executive Committee, Daiwa
  York                                Securities America, Inc., January 1986 to January 1992.
  Age 60

Corine T.           Director, Chair   Professor, Accounting and Dean of the School of
  Norgaard          Audit Committee   Management, Binghamton University (Binghamton, NY),
  School of         and Contract      August 1993 to Present; Professor, Accounting,
  Management        Committee         University of Connecticut (Storrs, Connecticut),
  Binghamton                          September 1969 to June 1993; Director, The Advest Group
  University                          (holding company for brokerage firm).
  Binghamton, New
  York
  Age 58

Richard G.          Director          Trust and Private Banking Consultant, David Ross Palmer
  Scheide                             Consultants, July 1991 to Present; Executive Vice
  11 Lily Street                      President and Manager, Bank of New England, N.A., June
  Nantucket,                          1976 to July 1991.
  Massachusetts
  Age 66


** All of the above persons hold the same positions with all the other registered investment companies that comprise the Aetna Mutual Fund Complex.

During the period ended October 31, 1995, members of the Board of Directors who were also directors, officers or employees of Aetna Life and Casualty Company and its affiliates were not entitled to any compensation from the Funds. Members of the Board of Directors who are not affiliated as employees of Aetna or its subsidiaries received an annual retainer of $5,000 for service on the Board, and a fee of $200 per Fund for each meeting of such Board (equal to an aggregate annual fee of $10,400). They also received a fee of $1,000 per Audit Committee meeting, and $2,500 per Contract Committee meeting.

As of October 31, 1995, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.


                                                Total Compensation from
                              Aggregate               Registrant
     Name of Person,        Compensation       and Fund Complex* Paid to
        Position           from Registrant             Directors
------------------------  ----------------    ----------------------------
Corine Norgaard
  Director and Chairman,
  Audit and Contract
  Committees                   $5,250                  $49,500
Sidney Koch
  Director and Member,
  Audit and Contract
  Committees                   $5,000                  $45,500

Maria T. Fighetti
  Director and Member,
  Audit and Contract
  Committees                   $5,000                  $44,500
Morton Ehrlich
  Director and Member,
  Audit and Contract
  Committees                   $5,000                  $44,500
------------------------  ----------------    ----------------------------
Richard G. Scheide
  Director and Member,
  Audit and Contract
  Committees                   $4,575                  $45,000
------------------------  ----------------    ----------------------------
David L. Grove
  Director and Member,
  Audit and Contract
  Committees                   $4,575**                $45,000**


 *Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna Get Fund (Series B) and Aetna Generation Portfolios, Inc.
**Mr. Grove elected to defer all such compensation.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUNDS

As of January 31, 1996, for the Select Class shares, ALIAC owned 1,840,324 (91.82%) shares of Aetna Ascent; 1,791,527 (89.56%) shares of Aetna Crossroads; and 1,826,236 (93.61%) shares of Aetna Legacy.

As of January 31, 1996, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.



                       THE INVESTMENT ADVISORY CONTRACT


On December 12, 1995 the Company's Board of Directors (Directors) approved investment advisory contracts between the Investment Adviser and each of the Generation Funds. Under the contracts, the Investment Adviser has responsibility for managing the investment and reinvestment of the assets of the Funds, subject to the supervision of the Directors as described in the prospectus.


For its services the Investment Adviser receives the following annual investment advisory fees expressed as a percentage of the average daily net assets of each Generation Fund:

  0.80% on the first $500 million; 0.775% on the next $500 million; 0.75% on the next $500 million;
0.725% on the next $500 million; and 0.70% on assets over $2 billion.


The Investment Adviser received investment advisory fees in the amount of $157,225 from Aetna Ascent; $156,356 from Aetna Crossroads; and $155,255 from Aetna Legacy for the period ended October 31, 1995.

The Investment Adviser has agreed to reimburse the Funds for any expenses (including management fees, but excluding taxes, interest, brokerage commissions and certain extraordinary expenses) which may be incurred in any one year in excess of the allowable expense limitations of the state in which shares of the Fund are registered for sale having the most stringent expense reimbursement provisions. As of the date of this SAI, the most stringent limitation rate applicable to a Fund is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of such Fund's average net assets, and 1-1/2% of the remaining average net assets of such Fund for any fiscal year.

Unless terminated earlier, the contracts will remain in effect for one year. Thereafter, the contracts will remain in effect from year-to-year if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons," in person, at a meeting called for that purpose. Each contract may be terminated as to a particular Fund without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Fund, or (iii) the Investment Adviser. The contracts terminate automatically in the event of their assignment.

The service mark of the Generation Funds and the name "Aetna" have been adopted by the Company with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Investment Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Funds. The Investment Adviser is a wholly owned subsidiary of Aetna Retirement Services, Inc., a holding company incorporated in Connecticut on December 29, 1995. Aetna Retirement Services, Inc. is a wholly owned subsidiary of Aetna Life and Casualty Company.



                    THE ADMINISTRATIVE SERVICES AGREEMENT


Pursuant to an Administrative Services Agreement between Aetna Life Insurance and Annuity Company ("ALIAC") and the Company, ALIAC acts as administrator and provides certain administrative and shareholder services necessary for Company operations and is responsible for the supervision of other service providers. The services provided by ALIAC are described in the prospectus.

Each Fund pays ALIAC a monthly fee for its services at an annual rate based on average daily net assets as follows: 0.25% on the first $250 million, 0.24% on the next $250 million, 0.23% on the next $250 million, 0.22% on the next $250 million, 0.20% on the next $1 billion and 0.18% on assets over $2.0 billion.

ALIAC received administrative service fees in the amount of $49,133 from Aetna Ascent; $48,861 from Aetna Crossroads; and $48,517 from Aetna Legacy for the period ended October 31, 1995.

Unless terminated earlier, the Administrative Services Agreement remains in effect from year-to-year if approved annually by a majority of the Directors who are not "interested persons" as defined in the 1940 Act. It may be terminated by either party on sixty days' written notice.



                                  CUSTODIAN


Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for the assets of the Funds. The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.



                             INDEPENDENT AUDITORS


KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Generation Funds. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Securities and Exchange Commission (SEC) filings.



                            PRINCIPAL UNDERWRITER


ALIAC has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company. The agreement was reapproved on December 12, 1995 to continue through December 31, 1996. ALIAC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Fund's shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of ALIAC, and who are not interested persons of the Company, appearing in person at a meeting called for the purpose of approving such agreement. The Underwriting Agreement terminates automatically upon assignment, and may be terminated at any time upon sixty (60) days' written notice by the Directors or ALIAC or by a vote of the holders of a majority of a Fund's shares without the payment of any penalty.



                          DISTRIBUTION ARRANGEMENTS


Shares of the Funds are distributed on a best efforts basis by ALIAC which contracts with various other broker-dealers for distribution of such shares. To compensate ALIAC for the services it provides Adviser Class shareholders of the Funds, ALIAC is paid an annual service fee at the rate of 0.25% of the value of the average daily net assets of the class pursuant to a Shareholder Services Plan. ALIAC is also paid an annual distribution fee with respect to Adviser Class shares of the Funds at the rate of 0.50% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 of the 1940 Act to cover expenses primarily intended to result in the sale of Adviser Class shares.


The Shareholder Services Plan and the Distribution Plan (the "Plans") continue from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Directors"). The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ALIAC without shareholder approval. All amendments to the Plans must be approved by the Directors in the manner described above. The Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors on not more than 30 days written notice to any other party to the Plan.

Pursuant to the Plans, ALIAC will provide the Board of Directors periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made.

                  BROKERAGE ALLOCATION AND TRADING POLICIES


Subject to the direction of the Directors, the Investment Adviser and any subadvisers (the "Advisers") have responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund's portfolio and for negotiating any brokerage commissions thereon. It is the Advisers' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Advisers receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Advisers consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ALIAC's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ALIAC.


The research services provided by a particular broker may be useful only to one or more of the advisory accounts of ALIAC and its affiliates. Investment research received for the commission of those other accounts may be useful to one or more of the Funds and such other accounts.


Consistent with federal law, the Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Funds will not effect any brokerage transactions in portfolio securities with ALIAC or any affiliate of the Funds or the Investment Adviser except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 of the 1940 Act.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities portfolio of the Investment Adviser's own general account. Further, the Investment Adviser also acts as investment adviser to other investment companies registered under the 1940 Act. The Investment Adviser has adopted policies designed to prevent disadvantaging the Funds in placing orders for the purchase and sale of securities for a Fund.

To the extent the Investment Adviser desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions.

Brokerage commissions were paid in the amount of $289,353 from Aetna Ascent; $225,220 from Aetna Crossroads; and $156,342 from Aetna Legacy for the period ended October 31, 1995.

For the fiscal year ended October 31, 1995, portfolio transactions in the amounts listed below were directed to certain brokers because of research services, of which commissions in the amounts listed were paid with respect to such transactions.

                                      Commissions Paid
                                             on
                        Total               Total
                    Transactions        Transactions

Aetna Ascent         $23,892,905           $44,365
Aetna
  Crossroads          18,945,767            33,788
Aetna Legacy          14,207,397            25,080

No brokerage business was placed with any brokers affiliated with ALIAC.

The Board of Directors has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell another security to another registered investment company advised by the Investment Adviser.

The Board of Directors has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Fund. The Code allows trades to be made in securities that may be held by a Fund, however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.



                            DESCRIPTION OF SHARES


The Company's Articles of Incorporation ("Articles") permit the Directors to cause the Company to issue full and fractional shares of one or more series, each of which represents a proportionate interest in one Fund equal to each other share in that Fund. The Directors have the power to divide or combine the shares of a particular series into a greater or lesser number of shares without thereby changing the proportional beneficial interest in a Fund. The Directors also have the power to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in one Fund equal to each other share in that Fund. The Company currently issues shares in thirteen Series with each Series issuing common stock classified into two classes, Adviser Class shares and Select Class shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of the respective sales charges, if any, for each class; (b) the distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class;
(d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Each share of a Fund has the same rights to share in dividends declared by a Fund.


The Generation Funds have sought a ruling from the Internal Revenue Service
(IRS) to the effect that differing distributions among the classes of its shares will not result in each Fund's dividends and other distributions being regarded as "preferential dividends" under the Internal Revenue Code of 1986, as amended. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of determining (i) whether the Fund qualifies as a regulated investment company ("RIC") for federal income tax purposes and (ii) the Fund's tax calculations. In order to qualify as a RIC, each Fund must satisfy certain requirements, including an income distribution requirement. If a Fund so qualifies, it generally will not be subject to federal tax on income timely distributed to shareholders. While similar rulings have been issued previously by the IRS, including a ruling for the Company's ten existing portfolios, complete assurance cannot be given that the Generation Funds will receive such a ruling. Although an adverse determination by the IRS is not currently expected, the Generation Funds may be required to reassess their multiple class share structure (and reserve the right to do so) if the IRS does not rule favorably since such discussion could impact the Funds' ability to qualify as RICs. In addition, if the IRS does not rule favorably, each Fund might make additional distributions (which could carry interest and interest-related charges to the Fund) if doing so would assist the Funds in complying with their general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

Upon liquidation of any Fund, shareholders of the series of shares representing an interest in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and nonassessable when issued.

Nothing in the Articles protects a Director against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


Shares have no preemptive or conversion rights and are nonassessable.

Voting Rights

Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

   The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders, if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Directors shall not be liable for failing to do so.



                        SALE AND REDEMPTION OF SHARES


Adviser and Select Class shares of the Funds are sold and redeemed at the net asset value next determined after a purchase or redemption order is received in acceptable form by Firstar Trust Company, the transfer agent for each Fund as described under "Shareholder Services" in the Prospectus. Occasionally orders may be submitted through a broker. It is the broker's responsibility to promptly remit orders to the transfer agent and shares will be purchased as described in the Prospectus. No sales charge or redemption charge is imposed on Select Class shares. No initial sales charge is imposed at the time of purchase on Adviser Class shares; however, a contingent deferred sales charge is imposed on certain redemptions of Adviser Class shares. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the transfer agent. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange as described under "Shareholder Services" in the Prospectus. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.


The right to redeem a Fund's shares may be suspended or payment therefor postponed for any period during which (a) trading on the New York Stock Exchange (Exchange) is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.


An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of each Fund's shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns.

There is a $1,000 minimum initial investment for each Fund with a minimum of $500 for Individual Retirement Accounts. All minimum dollar amount requirements may be waived for employees and retirees of, and persons associated with, Aetna or persons electing the Systematic Investment feature.


Checks sent to shareholders who have requested dividends and/or capital gains distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the Fund and credited to the shareholder's account at the then current net asset value. Further, subsequent dividends and distributions will be automatically reinvested in the Fund and credited to the shareholder's account.

A Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment, in whole or in part, in securities chosen by that Fund and valued in the same way as they would be valued for purposes of computing that Fund's net asset value. If payment is made in securities, a shareholder may incur transactions costs in converting these securities into cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

                               NET ASSET VALUE


Securities of the Funds are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.


Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                  TAX STATUS


The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders which are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
As a regulated investment company, a Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

   In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

   In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.


   Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

   Transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.


   A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

   Under recently proposed Treasury Regulations a Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

   Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


   In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

   If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


   For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

   Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Depending on a Fund's investments, distributions by a Fund may be treated as a net capital gain dividend, an ordinary income dividend, or an exempt interest dividend. Dividends paid on Select Class and Adviser Class shares are calculated at the same time and in the same manner. In general, dividends on Adviser Class shares are expected to be lower than those on Select Class shares due to the higher distribution expenses borne by the Adviser Class shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

   Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

   Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

   Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code.
A dividend received by a Fund will not be treated as a qualifying dividend
(1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and
(ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, or has made and not closed a short sale of substantially identical stock or securities, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy substantially identical stock or securities, or has otherwise diminished its risk of loss by holding other positions with respect to substantially similar or related property, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction.


   Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for that tax and the AMT net operating loss deduction) over $2 million. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI for these purposes. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


   Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to Fund shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.


   Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

   Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


   Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


   Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares
A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (even if the gain is attributable to a dividend that would otherwise be received tax-free by the shareholder). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

   If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

   If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

   In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


   Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.



                           PERFORMANCE INFORMATION


Performance information for each class of shares of the Funds may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:


                                P(1 + T)(n) = ERV

   Where:

     P = a hypothetical initial payment of $1,000

     T = an average annual total return

     n = the number of years

   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)


   Performance information for a Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index (S&P
500), Shearson Lehman Aggregate Bond Index, Dow Jones Industrial Average
(DJIA), or other indices that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of investment companies tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance of other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund;
(iv) the Morgan Stanley Capital International Europe, Australia, Far East
(EAFE) Index and (v) the Morgan Stanley Capital International Far East Free (FEF ex. Japan) Index.


   The Generation Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example: Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


   From time to time sales materials and advertisements may include discussions which compare the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds. In addition, the value of a college education may be expressed in sales and advertising materials as a comparison of salaries between college graduates and non-college graduates.

   The Funds commenced operations for the Select Class shares on January 4, 1995. The total return for the Funds since inception was 16.70% for Aetna Ascent; 15.30% for Aetna Crossroads; and 14.10% for Aetna Legacy.

   The Adviser Class is not being offered at this time.

Portfolio of Investments
October 31, 1995


Ascent Fund


                                       Number of       Market
                                         Shares        Value
                                       ----------   -------------
Common Stocks (92.2%)
Aerospace & Defense (0.0%)
McDonnell Douglas Corp.                     200      $   16,350
                                                    -------------
Apparel (0.5%)
Chic By H I S, Inc.+                      3,000          16,500
Coats Viyella Plc                        10,800          31,867
Nike, Inc.                                  600          34,050
Oshkosh B'Gosh, Inc.                        300           4,013
Phillips-Van Heusen                         800           8,100
VF Corp.                                    100           4,788
                                                    -------------
                                                         99,318
                                                    -------------
Autos & Auto Equipment (0.9%)
Autoliv AB                                  300          17,205
Borg Warner Automotive, Inc.              1,000          29,500
Kaydon Corp.                              1,400          40,425
Mitsubishi Motors Corp.                   4,000          33,332
Smith (A.O.) Corp.                        1,100          22,825
Snap-On, Inc.                               200           8,475
Varity Corp.+                               300          10,875
Volvo AB Class B                            800          18,002
                                                    -------------
                                                        180,639
                                                    -------------
Banks (6.0%)
AMMB Holdings Bhd                         2,000          24,774
Bank of Montreal                            900          19,907
Bank of New York Co., Inc.                  900          37,800
BankAmerica Corp.                           500          28,750
Banque Bruxelles Lambert SA                 150          24,926
Canadian Imperial Bank of Commerce            1              25
Charter One Financial, Inc.               1,500          42,469
Chemical Banking Corp.                      300          17,063
CITICORP                                    400          25,950
City National Corp.                       5,300          70,225
Coast Savings Financial, Inc.+              800          21,100
Commerce Asset Holding Bhd                3,000          14,864
Cullen/Frost Bankers, Inc.                1,100          55,688
Development Bank of Singapore Ltd.        2,000          22,904
F & M Bancorp                               110           2,874
First American Corp. (Tenn.)                800          35,050
First Chicago Corp.                         500          33,938
First Citizens Bancshares Class A           100           5,300
First Interstate Bancorp                    300          38,700
Firstbank of Illinois Co.                 1,000          29,875
HSBC Holdings Plc                         2,519          36,886
Kagoshima Bank                            3,000      $   22,299
Keycorp                                     600          20,250
Mellon Bank Corp.                           100           5,013
Michigan National Corp.                     300          32,963
National City Bancshares, Inc.              500          22,844
NationsBank, Inc.                           500          32,875
Northern Trust Corp.                        500          23,750
Provident Bancorp                         1,000          42,000
Queens County Bancorp, Inc.               1,400          56,350
Reliance Bancorp                          3,300          48,056
River Forest Bancorp, Inc.                2,000          46,750
Royal Bank of Canada                        800          17,918
Silicon Valley Bancshares+                3,000          58,875
Star Banc Corp.                             800          44,300
Sumimoto Bank of California                 100           2,350
Susquehanna Bancshares, Inc.              1,100          32,038
Union Bank                                1,000          50,250
Union Planters Corp.                      2,100          64,313
White River Corp.+                          400          14,250
                                                    -------------
                                                      1,226,512
                                                    -------------
Building Materials & Construction (2.5%)
American Buildings Co.+                   1,000          25,125
Champion Enterprises, Inc.+               2,600          67,275
Continental Homes Holding Corp.             200           4,100
Elcor Corp.                                 300           6,300
Fujita Corp.                              8,000          36,383
Granite Construction, Inc.                1,100          31,350
International Aluminum Corp.                300           9,113
Kon. Volker Stevin N.V.                     300          19,271
Lindab AB Class B                           800          17,415
Metra Oy Class B                          1,000          43,324
Nippon Densetsu Kogyo                     4,000          38,144
Pulte Corp.                                 200           6,325
Redman Industries, Inc.+                  1,300          34,125
Sanki Engineering                         3,000          29,048
Security Capital Industrial Trust         1,500          24,563
Texas Industries, Inc.                      500          26,313
Toll Brothers, Inc.+                        500           8,938
Tredegar Industries, Inc.                 1,400          40,775
Webb (Del E.) Corp.                         500          10,375
WHX Corp.+                                1,100          11,413
Wing Tai Holdings                        16,000          27,711
                                                    -------------
                                                        517,386
                                                    -------------

See Notes to Portfolio of Investments

Chemicals (2.7%)
ARCO Chemical Co.                           700       $ 34,300
Dow Chemical Co.                            200         13,725
du Pont (E.I.) de Nemours                   200         12,475
Dyno Industrier AS                          700         14,160
Eastman Chemical Co.                        100          5,950
Fuji Photo Film                           1,000         24,744
Geon Company (The)                        1,900         47,263
Great Lakes Chemical Corp.                  200         13,425
Lyondell Petrochemical Co.                1,900         40,613
Norsk Hydro AS                            1,800         71,665
Novellus Systems, Inc.+                     400         27,500
PPG Industries, Inc.                        300         12,750
Sekisui Chemical Co.                      7,000         91,056
Sigma-Aldrich Corp.                         300         14,325
Solvay SA Class A                           100         50,387
Union Carbide Corp.                         400         15,150
Vigoro Corp.                                900         39,038
Wellman, Inc.                             1,200         28,200
                                                    -------------
                                                       556,726
                                                    -------------
Commercial Services (0.8%)
GATX Corp.                                1,200         57,000
Inchcape Plc                              3,970         19,607
Manpower, Inc.                            1,200         32,550
Robert Half International, Inc.+            500         18,250
Royal PTT Nederland N.V.                    526         18,475
WMX Technologies, Inc.                      400         11,250
                                                    -------------
                                                       157,132
                                                    -------------
Computer Software (1.8%)
Acxiom Corp.+                               400         11,900
Applix Inc.+                              2,200         61,325
Borland International, Inc.+                900         12,206
Cadence Design Systems, Inc.+             2,850         91,913
Cirrus Logic, Inc.+                       1,300         54,681
Electronic Arts, Inc.+                      600         22,013
Hogan Systems, Inc.+                      4,900         43,794
Hyperion Software+                          200          9,775
Kronos, Inc.+                               100          4,688
Micro Warehouse, Inc.+                      400         17,900
Reynolds & Reynolds Co. Class A           1,100         39,188
Shiva Corp.+                                100          6,013
Softdesk, Inc.+                             100          2,288
                                                    -------------
                                                       377,684
                                                    -------------
Computers & Office Equipment (2.6%)
Acma Ltd                                  6,000       $ 19,511
CANON, Inc.                               2,000         34,232
Ceridian Corp.+                             200          8,700
Comdisco, Inc.                            1,500         45,750
Compaq Computer Corp.+                      200         11,150
Dell Computer Corp.+                      1,000         46,563
Fujitsu Ltd.                              4,000         47,729
HBO & Co.                                   100          7,063
In Focus Systems, Inc.+                   2,100         69,038
International Business Machines
  Corp.                                     200         19,450
Komag, Inc.+                                400         22,825
Kurabo Industries                        25,000         85,090
Microsoft Corp.+                            100         10,006
Read-Rite Corp.+                          2,400         83,850
Sun Microsystems, Inc.+                     100          7,813
United Stationers, Inc.                     100          3,888
                                                    -------------
                                                       522,658
                                                    -------------
Consumer Products (0.1%)
Alberto-Culver Co. Class B                  200          6,275
Liz Claiborne, Inc.                         300          8,513
Reckitt & Coleman Plc                     1,183         12,563
                                                    -------------
                                                        27,351
                                                    -------------
Diversified (1.8%)
Alusuisse-Lonza Holding AG                   15         11,456
Brady (WH) Co.                              400         29,200
Dover Corp.                                 500         19,750
Harrisons & Crosfield Plc                14,028         32,095
Harsco Corp.                                700         36,925
Illinois Tool Works, Inc.                   100          5,813
Johnson Controls, Inc.                      200         11,650
Katy Industries                           6,500         66,625
Lonrho Plc                                5,500         13,582
Opal, Inc.+                                 200          3,025
Oriental Holdings Bhd                     3,000         13,803
Polaris Industries, Inc.                  2,250         63,000
Textron, Inc.                               200         13,750
Varlen Corp.                              1,680         45,360
                                                    -------------
                                                       366,034
                                                    -------------
Electrical & Electronics (4.3%)
Applied Materials, Inc.+                    200         10,038
Austria Mikro Systeme International         400         74,065
Cohu, Inc.                                  100          3,088
Cypress Semiconductor Corp.+              1,400         49,350

See Notes to Portfolio of Investments

Dallas Semiconductor Corp.                1,000       $ 21,250
Hewlett Packard Co.                         300         27,788
Hitachi Koki                              5,000         44,599
Intel Corp.                                 100          6,994
Kyocera Corp.                             1,000         81,960
Lam Research Corp.+                         500         30,438
Logicon, Inc.                             1,800         41,175
Matsushita Electric Industrial Co.
  Ltd.                                    3,000         42,545
Micron Technology Inc.                      100          7,063
Nintendo Co. Ltd.+                        1,000         73,549
Nokia AB Class A                          1,500         85,823
Novo-Nordisk AS                             200         25,428
Philips Electronics N.V.                    600         23,163
Quickturn Design System, Inc.+            1,300         13,325
Ramtron International Corp.+                100          1,006
Rohm Co.                                  1,000         60,736
Seagate Technology, Inc.+                 1,500         67,125
Siliconix, Inc.+                            400         11,600
Telefonaktiebolaget                         550         11,673
Tencor Instruments+                         400         17,100
Varian Associates, Inc.                   1,000         51,375
                                                    -------------
                                                       882,256
                                                    -------------
Electrical Equipment (3.3%)
Adflex Solutions, Inc.+                   1,600         41,800
Allgon AB Class B                           700         10,589
Arrow Electronics, Inc.+                    900         45,675
Avnet, Inc.                                 800         40,300
Draka Holding N.V.                          500         13,765
FPL Group, Inc.                             300         12,563
General Electric Co.                        500         31,625
Hitachi Ltd. (Hit. Seisakusho)            6,000         61,617
International Rectifier Corp.+            1,000         45,125
Kemet Corp.+                                600         20,550
Kent Electronics Corp.+                   1,000         48,750
Marshall Industries+                      1,300         45,825
Mentor Graphics Corp.+                    2,400         50,700
Nichicon                                  1,000         13,497
Park Electrochemical Corp.                1,400         43,750
Sundstrand Corp.                          1,500         91,875
Tektronix, Inc.                             100          5,925
Texas Instruments, Inc.                     600         40,950
                                                    -------------
                                                       664,881
                                                    -------------
Financial Services (4.6%)
Abbey National Plc                        5,000         42,248
ABN Amro Holding N.V.                       500       $ 20,980
Alex Brown & Sons, Inc.                   1,200         58,650
Algem Maatsch Voor Nijverhei                100         27,298
Banponce Corp.                              400         15,450
Barclays Plc                              1,700         19,930
BayBanks, Inc.                              500         40,438
BHC Financial, Inc.                       3,200         58,800
Citizens Bancorp                          1,600         52,600
CNA Financial Corp.+                        100         11,400
Creditanstalt-Bankverein                    500         24,924
Crestar Financial Corp.                   1,000         57,000
Dean Witter Discover and Co.                100          4,975
Den Danske Bank                             300         19,866
Fokus Banken AS+                          3,000         15,893
Greenpoint Financial Corp.                  700         18,988
Household International, Inc.               100          5,625
Internationale Nederland                    300         17,866
Jyske Bank AS                               200         13,098
Leader Financial Corp.                      800         28,600
Lion Land Bhd                            11,000         11,895
Merrill Lynch & Co., Inc.                   300         16,650
Morgan Keegan, Inc.                       1,700         18,488
Orient Corp.                              3,000         13,614
Oversea-Chinese Banking                   2,000         23,470
Park National Corp.                         100          4,525
RCSB Financial, Inc.                        200          4,463
Schweizerische Bankverein                    40         16,401
Societe Generale De Belg                    200         15,047
Svenska Handelsbanke                      1,000         17,536
TR Financial Corp.                          700         17,413
Transamerica Corp.                          200         13,550
Travelers, Inc.                             500         25,250
Unitas Bank Ltd. Class A+                 9,500         23,039
United Carolina Bancshares, Inc.          1,200         42,900
United Overseas Bank Ltd.                 2,600         22,791
US Bancorp Inc.                           1,400         45,675
Vermont Financial Services                1,300         41,275
Yasuda Trust & Banking                    3,000         13,409
                                                    -------------
                                                       942,020
                                                    -------------
Food & Beverages (3.0%)
Bols Wessanen CVA                            12            237
Cadbury Schweppes Plc                     4,300         35,485
Cerebos Pacific Ltd.                      3,000         18,663
Coca-Cola Co.                               200         14,375

See Notes to Portfolio of Investments

ConAgra, Inc.                               700       $ 27,038
CPC International Inc.                      400         26,550
Danisco AS                                  400         18,220
Hillsdown Holdings Plc                   16,415         43,514
Hometown Buffet, Inc.+                      100          1,294
Hormel Foods Corp.                        1,500         34,500
Hudson Foods, Inc. Class A                1,300         18,363
Huhtamaki Group Class I                     400         11,867
IBP, Inc.                                 1,000         59,875
International Multifoods Corp.            1,700         34,850
Katokichi                                 1,000         18,289
Kroger Co. (The)+                           100          3,338
McDonald's Corp.                            800         32,800
Molson Companies Ltd.                     1,400         22,509
Mondavi (Robert) Corp.+                     600         17,025
Morningstar Group, Inc.+                  2,600         20,800
Nestle SA Registered                         15         15,706
Oester Brau-Beteiligungs                    400         20,544
PepsiCo, Inc.                               500         26,375
Safeway, Inc.+                              800         37,800
Sara Lee Corp.                              300          8,813
Superfos AS                                 200         17,744
Supervalu, Inc.                             500         15,375
                                                    -------------
                                                       601,949
                                                    -------------
Health Services (1.1%)
Invacare Corp.                            1,400         35,000
Lincare Holdings, Inc.+                   1,400         35,088
Mine Safety Appliances Co.                  800         40,600
Moore Corp. Ltd.                            800         15,300
Nellcor, Inc.+                              700         40,425
Quorum Health Group, Inc.+                  500         10,781
Universal Health Services, Inc.+          1,200         45,000
                                                    -------------
                                                       222,194
                                                    -------------
Home Furnishings & Appliances (0.2%)
Electrolux AB                               400         17,099
Leggett & Platt, Inc.                     1,400         33,600
                                                    -------------
                                                        50,699
                                                    -------------
Hotels & Restaurants (0.3%)
Compass Group Plc                         2,900         19,676
Hotel Properties Ltd.                    10,000         15,128
Marriott International Inc.                 300         11,063
Prime Hospitality Corp.+                  1,400         13,825
                                                    -------------
                                                        59,692
                                                    -------------
Household Products (0.2%)
National Presto Industries, Inc.            900       $ 36,450
Premark International, Inc.                 300         13,875
                                                    -------------
                                                        50,325
                                                    -------------
Insurance (4.0%)
Aegon N.V.                                  576         21,836
AFLAC, Inc.                               1,500         61,125
Alleghany Corp.                             300         53,850
Allstate Corp.                              599         22,013
American Bankers Insurance Group          1,700         60,775
Baloise Holding Ltd.                          5         10,251
Capital American Financial Corp.            100          1,963
Chubb Corp.                                 100          8,988
CMAC Investment Corp.                       400         19,000
Commerce Group, Inc.                        400          8,125
EA-Generali AG                              150         41,018
Fremont General Corp.                     1,500         43,500
Fund American Enterprises, Inc.+            390         26,910
Guardian Royal Exchange Plc               7,200         26,016
Home Beneficial Corp. Class B               400          9,850
Kansas City Life Insurance Co.              400         20,800
Loews Corp.                                 300         43,988
Orion Capital Corp.                         400         16,400
Pxre Corp.                                1,500         37,688
Reinsurance Group of America              1,700         58,438
Royal Insurance Holdings Plc              2,400         14,807
State Auto Financial Corp.                1,000         22,313
Transatlantic Holdings, Inc.                800         53,900
Transnational Re Corp. Class A+           1,700         38,144
Transport Holdings, Inc.+                     2             80
UNI Storebrand AS+                       13,600         68,557
Winterthur Schweizerische
  Versicherungs-Gesellschaft                 15         10,044
Zurich Versicherungs-Gesellschaft            65         18,588
                                                    -------------
                                                       818,967
                                                    -------------
Machinery & Equipment (1.7%)
Acme-Cleveland Corp.                      1,700         37,188
Barnes Group, Inc.                          900         33,750
Blount, Inc. Class A                      1,000         43,375
Central Sprinkler Corp.+                  2,100         67,725
Entergy Corp.                               600         17,100
FSI International, Inc.+                    900         21,488
Jenbacher Werke AG                          100         16,145
Koyo Seiko Co. Ltd.                       3,000         23,913

See Notes to Portfolio of Investments

L.S. Starrett Co. Class A                  800        $ 18,300
Landis & Gyr                                10           6,027
Regal Beloit                               800          14,400
Tsubakimoto Chain                        7,000          32,862
Tsukishima Kikai                         1,000          19,561
                                                    -------------
                                                       351,834
                                                    -------------
Media & Entertainment (1.1%)
Belo (A.H.) Corp. Class A                1,000          34,625
Callaway Golf Co.                        2,700          44,213
Genting Bhd                              1,000           8,612
Granada Group Plc                        1,500          16,000
GTECH Holdings Corp.+                    1,200          29,400
King World Productions, Inc.+              600          20,925
Media General, Inc.                      1,200          33,300
Mirage Resorts, Inc.+                    1,000          32,750
                                                    -------------
                                                       219,825
                                                    -------------
Medical Supplies (0.5%)
Baxter International, Inc.                 400          15,450
CONMED Corp.+                            1,500          52,875
GC Companies, Inc.+                        900          29,025
North American Biologicals, Inc.+        1,300          10,481
                                                    -------------
                                                       107,831
                                                    -------------
Metals & Mining (1.9%)
AK Steel Holding Corp.                     500          15,500
Alcan Aluminum Ltd.                        600          18,975
Aluminum Co. of America                    200          10,200
Carpenter Technology Corp.               1,200          45,450
Cleveland-Cliffs, Inc.                     700          26,163
Cyprus Amax Minerals Co.                   800          20,900
Dofasco, Inc.                            1,307          16,523
Georg Fischer AG                            10          13,814
J & L Specialty Steel, Inc.              2,000          32,750
Kennametal, Inc.                         1,200          37,350
Kon. Ned. Hoogovens En                      20             684
Lukens, Inc.                               400          12,300
Magma Copper Co.                           500           8,375
Mueller Industries, Inc.+                  800          18,800
Phelps Dodge Corp.                         200          12,675
Reliance Steel & Aluminum Co.            2,400          39,900
Schnitzer Steel Industries, Inc.         1,700          45,688
Shiloh Industries, Inc.+                   300           3,319
Svenskt Stal AB                          1,600          16,015
                                                    -------------
                                                       395,381
                                                    -------------
Oil & Gas (2.5%)
Alberta Energy Co Ltd.+                    700        $ 10,929
Atlantic Richfield Co.                     200          21,350
Belden & Blake Corp.+                    1,300          19,338
Burmah Castrol Plc                       2,200          34,193
Camco International, Inc.                  200           4,575
Chesapeake Energy Corp.+                   300           8,775
Conwest Exploration Co. Ltd.               900          15,809
Diamond Shamrock, Inc.                   1,600          41,200
Exxon Corp.                                800          61,100
Falconbridge Ltd.                          600          13,216
Fina, Inc. Class A                         700          31,238
Halliburton Co.                            300          12,450
Imperial Oil Ltd.                            3             125
Leviathan Gas Pipeline Partners
  L.P.                                   1,600          39,800
Lufkin Industries, Inc.                    700          13,125
Mobil Corp.                                400          40,300
Occidental Petroleum Corp.                 200           4,300
Oneok, Inc.                                900          21,938
Petro-Canada                             1,600          17,249
Royal Dutch Petroleum Co.                  400          49,150
RPC, Inc.+                                 900           6,975
Smith International, Inc.+               1,300          20,800
Sun Company, Inc.                          100           2,863
Texaco                                     200          13,625
                                                    -------------
                                                       504,423
                                                    -------------
Paper & Containers (2.4%)
Abitibi Price, Inc.                        500           8,736
Asia Pulp & Paper Co. Ltd.+              4,000          41,000
Bobst SA                                     5           7,567
Champion International Corp.               200          10,700
Chesapeake Corp.                         2,700          82,688
Consolidated Papers, Inc.                1,400          80,150
Georgia-Pacific Corp.                      100           8,250
Greif Brothers Corp. Class A               200           5,025
Leykam-Muerztaler Papier+                  350          13,809
MacMillan Bloedel Ltd.                     900          11,877
Mayr-Melnhof Karton AG                     100           5,832
Mead Corp.                                 300          17,288
Rayoner, Inc.                            1,200          45,000
Repola Oy                                2,100          40,644
Stone-Consolidated Corp.+                  600           8,309
Stora Kopparbergs                        1,200          14,540
Temple-Inland, Inc.                        300          13,650

See Notes to Portfolio of Investments

Willamette Industries, Inc.               1,100      $   64,075
                                                    -------------
                                                        479,140
                                                    -------------
Pharmaceuticals (1.3%)
Becton, Dickinson & Co.                     300      $   19,500
Bio-Rad Labs, Inc. Class A+                 500          19,000
Bristol-Myers Squibb Co.                    400          30,500
Cor Therapeutics+                           600           6,150
Immulogic Pharmaceutical Corp.+             100           1,163
Immunex Corp.+                              100           1,263
Johnson & Johnson                           200          16,300
Merck & Co., Inc.                           300          17,250
Pfizer, Inc.                              1,000          57,375
Rhone-Poulenc Rorer, Inc.                 1,000          47,125
Schering Plough                             600          32,175
Watson Pharmaceuticals, Inc.+               400          18,000
                                                    -------------
                                                        265,801
                                                    -------------
Printing & Publishing (0.9%)
Banta Corp.                               1,100          47,850
Central Newspapers, Inc. Class A          1,100          32,450
Gannett Co., Inc.                           200          10,875
New York Times Co                           300           8,325
Plenum Publishing Corp.                     300          10,725
Pulitzer Publishing Co.                   1,300          58,825
Tribune Co.                                 200          12,625
Wiley (John) & Sons, Inc. Class A           200           5,950
                                                    -------------
                                                        187,625
                                                    -------------
Real Estate Investment Trusts (25.0%)
Associated Estates Realty Corp.          14,100         289,050
Beacon Properties Corp.                  12,900         280,575
BRE Properties, Inc. Class A             11,100         355,200
Cali Realty Corp.                         2,900          56,550
CBL & Associates Properties, Inc.        10,100         214,625
Chelsea GCA Realty, Inc.                  9,800         271,950
Colonial Properties Trust                11,500         287,500
Cousins Properties, Inc.                  6,500         112,938
Crescent Real Estate Equities, Inc.       9,200         294,400
Developers Diversified Realty Corp.       3,000          85,500
Duke Realty Investments, Inc.             8,500         260,313
Equity Inns, Inc.                         4,900          56,963
Equity Residential Properties Trust       4,100         114,800
Essex Property Trust, Inc.                8,600         156,950
Evans Withycombe Residential, Inc.        9,300         175,538
Excel Realty Trust, Inc.                 13,700         258,588
HGI Realty, Inc.                            900      $   19,913
Highwood Properties, Inc.                11,000         292,875
JDN Realty Corp.                            800          16,300
Kimco Realty Corp.                        4,000         147,500
Kranzco Realty Trust                      1,200          18,300
Oasis Residential, Inc.                  10,200         221,850
Prime Residential, Inc.                   4,000          70,750
Regency Realty Corp.                      4,000          68,000
Sekisui House                             2,000          23,082
Smith (Charles E.) Residential
  Realty Co.                              3,100          72,075
South West Property Trust                 2,750          33,344
Spieker Properties, Inc.                 12,200         295,850
Storage Equities, Inc.                   16,100         295,838
Walden Residential Properties, Inc.      14,600         268,229
                                                    -------------
                                                      5,115,346
                                                    -------------
Retail (2.7%)
Argyll Group Plc                          2,600          13,210
Burton Group Plc                         26,600          42,392
Claire's Stores, Inc.                     2,000          39,250
Colruyt SA                                  150          37,997
Familymart                                1,000          42,154
Fastenal Co.                                700          24,369
General Host Corp.+                       5,600          27,300
Hannaford Brothers, Co.                   1,700          44,413
Hudson's Bay Co.                            500           9,340
Ito-Yokado Co. Ltd.                       1,000          54,673
JUSCO Co.                                 3,000          70,419
Koninklijke Ahold N.V.                      521          19,718
Merkur Holding AG                            35           7,791
Neiman Marcus Group, Inc.                 1,900          32,538
Robinson & Co. Ltd.                       4,000          16,966
Sears Roebuck & Co.                         400          13,600
Tesco Plc                                   271           1,283
Waban, Inc.+                              2,200          34,375
Zale Corp.+                               1,800          26,663
                                                    -------------
                                                        558,451
                                                    -------------
Telecommunications (0.8%)
Ameritech Corp.                             800          43,200
Case Corp.                                1,000          38,125
Computer Associates International,
  Inc.                                      250          13,750
GN Store Nord AS                            200          14,818
Holophane Corp.+                            500          13,531
Lincoln Telecommunications Co.            2,400          41,700

See Notes to Portfolio of Investments

Mobile Telecommunications
  Technologies Corp.+                      100       $    2,850
                                                    -------------
                                                        167,974
                                                    -------------
Transportation (2.4%)
Alaska Air Group, Inc.+                    300            4,463
American President Co. Ltd.              1,600           38,800
AMR Corp.+                                 200           13,200
Bergesen d.y. AS Class B                 1,500           30,824
British Airways Plc                        800            5,744
Comair Holdings, Inc.                    2,250           63,422
Det Norske Luftfartselskap AS              500           23,118
East Japan Railway Co.                      13           61,411
Expeditors International of
  Washington, Inc.                         500           13,313
Florida East Coast Industries, Inc.        400           26,750
Guidant Corp.                            1,600           51,200
Hornbeck Offshore Services, Inc.+          200            2,900
Kobenhavns Lufthavne AS                    200           15,000
Kvaerner AS                                600           25,237
Malaysian International Shipping         4,000           10,539
Peninsular & Orient Steam
  Navigation Co.                         3,900           29,661
PHH Corp.                                  900           39,375
Singapore Airlines Ltd.                  3,000           27,782
                                                    -------------
                                                        482,739
                                                    -------------
Utilities - Electric (5.2%)
Boston Edison Co.                        1,300           35,588
California Energy Company, Inc.+         1,500           27,188
Centerior Energy Corp.                   2,500           25,000
Consolidated Edison Co. of New
  York, Inc.                               500           15,188
DQE, Inc.                                  700           19,250
Elektrowatt AG                              30            9,054
General Public Utilities Corp.             900           28,125
Hokkaido Electric Power Co.              2,000           46,359
Illinova Corp.                           1,400           39,725
Interstate Power Co. (Del.)                700           20,300
Korea Electric Power ADR+                2,000           49,500
LG&E Corp.                               1,200           49,800
MDU Resources Group, Inc.                2,550           53,869
National Power Plc ADR                     550            6,875
New England Electric System                900           35,100
New York State Electric & Gas Corp.      1,500           37,875
Nipsco Industries, Inc.                  1,100           40,150
Northeast Utilities                        800           19,800
Oklahoma Gas & Electric                    900       $   36,000
Orange & Rockland Utilities, Inc.        1,300           45,663
Pacific Gas & Electric Co.                 800           23,500
Peco Energy Co.                            700           20,475
Pinnacle West Capital Corp.              2,500           68,750
Portland General Corp.                   1,500           40,688
Powergen Plc ADR                           550            9,144
Reunies Electrobel & Tractebel             150           54,873
San Diego Gas & Electric Co.             1,700           39,525
SCEcorp                                  1,400           23,800
Sierra Pacific Resources                 2,400           56,100
Transalta Corp.                          1,600           17,249
Unicom Corp.                               700           22,925
United Illuminating Co.                    200            7,600
Western Resources, Inc.                    600           20,175
                                                    -------------
                                                      1,045,213
                                                    -------------
Utilities - Oil & Gas (1.7%)
Atlanta Gas Light Co.                      800           30,900
Brooklyn Union Gas Co. (The)             1,800           45,225
Connecticut Energy Corp.                   700           13,563
Energen Corp.                            2,500           56,563
Mitchell Energy & Development Corp.      3,300           53,625
New Jersey Resources Corp.               1,100           27,500
OEMV AG                                    300           25,882
Petronas Gas Bhd+                        4,000           13,527
Union Texas Petroleum Holdings,
  Inc.                                   1,500           27,000
Valero Energy Corp.                        500           11,813
Washington Gas Light Co.                   100            1,913
Wicor, Inc.                              1,000           29,625
Williams Co., Inc.                         200            7,725
                                                    -------------
                                                        344,861
                                                    -------------
Utilities - Telephone (1.2%)
AT&T Corp.                                 200           12,800
Bell Atlantic Corp.                        200           12,725
BellSouth Corp.                            200           15,300
Cable & Wireless Plc                     5,700           37,235
Citizens Utilities Co.+                  1,360           14,960
DDI Corp.                                    3           24,324
Nippon Telephone & Telegraph Corp.           6           49,235
SBC Communications, Inc.                   300           16,763
Southern New England Telecom. Corp.      1,100           39,738
Sprint Corp.                               800           30,800
                                                    -------------
                                                        253,880
                                                    -------------

See Notes to Portfolio of Investments

Utilities - Water (0.2%)
SJW Corp.                                    500    $    17,563
Welsh Water Plc                            1,833         21,783
                                                    -------------
                                                         39,346
                                                    -------------
Total Common Stocks
  (cost $17,390,119)                                $18,860,443
                                                    -------------
Preferred Stocks (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc                            1,980    $     3,249
                                                    -------------
Total Preferred Stocks
  (cost $3,223)                                     $     3,249
                                                    -------------
Warrants (0.1%)
Morgan Stanley American Express
  Hong Kong+                               8,000    $    36,000
                                                    -------------
Total Warrants
  (cost $39,390)                                    $    36,000
                                                    -------------
                                        Principal          Market
                                           Amount           Value
                                       ----------   -------------
U.S. Treasury Notes (2.1%)
U.S. Treasury Note, 9.25%, 01/15/96     $325,000    $   327,373
U.S. Treasury Note, 5.125%, 03/31/
  96++++                                 100,000         99,875
                                                    -------------
Total U.S. Treasury Notes
  (cost $426,722)                                   $   427,248
                                                    -------------
Short Term Investments (5.5%)
Banc One Corp., Comm. Paper, 5.85%,
  11/01/95                               737,000        737,000
General Signal Corp., Comm. Paper,
  5.85%, 11/07/95+++                     350,000        349,659

See Notes to Financial Statements

                                     Principal      Market
                                       Amount       Value
                                      --------   ------------
Mitsubishi Bank, Corp. Note,
  3.00%, 11/30/02                     $40,000    $    41,626
                                                 ------------
Total Short Term Investments
   (cost $1,126,659)                             $ 1,128,285
                                                 ------------
Total Investments
   (cost $18,986,113) (a)                        $20,455,225
Other assets less liabilities                        (22,283)
                                                 ------------
Total Net Assets                                 $20,432,942
                                                 ------------


Notes to Portfolio of Investments


      + Non-income producing security

     ++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

   ++++ Security pledged to cover initial margin deposits on open futures contracts at October 31, 1995.

    (a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

           Unrealized gains       $1,891,427
           Unrealized losses        (422,315)
                                  -----------
           Net unrealized gain    $1,469,112
                                  ===========

       Category percentages are based on net assets.

Information concerning open futures contracts is shown below:

                             No. of    Initial  Expiration     Unrealized
                          Contracts      Value        Date    Gain/(Loss)
                          ---------   --------   ---------   ------------
All Ordinaries Share
  Price Index                 3       $121,656   12/29/95      $ (5,249)
German DAX Index
  Future                      2        310,644   12/14/95       (16,261)
Long-Term German Bonds
  Future                      2        323,208   12/06/95         7,243
CAC 40 Stock Index
  Future                      1         75,283   12/29/95        (3,904)
Italian Government
  Bonds Future                2        251,109   12/04/95           201
Hang Seng Index Future        2        126,678   11/29/95            65
                                                             ------------
                                                               $(17,905)
                                                             ============

Crossroads Fund
                                        Number
                                          of        Market
                                        Shares       Value
                                       --------   -----------

Common Stocks (76.2%)
Crossroads Fund
  Aerospace & Defense (0.1%)
McDonnell Douglas Corp.                    300     $ 24,525
                                                  -----------
Apparel (0.3%)
Chic By H I S, Inc.+                     2,800       15,400
Coats Viyella Plc                        8,100       23,900
Nike, Inc.                                 200       11,350
Oshkosh B'Gosh, Inc.                       300        4,013
Phillips-Van Heusen                        700        7,088
VF Corp.                                   100        4,788
                                                  -----------
                                                     66,539
                                                  -----------

Autoliv AB                                 200       11,470
Borg Warner Automotive, Inc.               900       26,550
Kaydon Corp.                               700       20,213
Mitsubishi Motors Corp.                  3,000       24,999
Smith (A.O.) Corp.                       1,000       20,750
Snap-On, Inc.                              200        8,475
Varity Corp.+                              300       10,875
Volvo AB Class B                           600       13,502
                                                  -----------
                                                    136,834
                                                  -----------
Banks (4.6%)
AMMB Holdings Bhd                        1,000       12,387
Bank of Montreal                         1,200       26,543
Bank of New York Co., Inc.                 700       29,400
BankAmerica Corp.                          400       23,000
Banque Bruxelles Lambert SA                200       33,234
Canadian Imperial Bank of Commerce           1           25
Chemical Banking Corp.                     300       17,063
CITICORP                                   400       25,950
City National Corp.                      4,700       62,275
Coast Savings Financial, Inc.+             700       18,463
Commerce Asset Holding Bhd               4,000       19,819
Cullen/Frost Bankers, Inc.               1,000       50,625
Development Bank of Singapore Ltd.       1,000       11,452
F & M Bancorp                              110        2,874
First American Corp. (Tenn.)               700       30,669
First Chicago Corp.                        300       20,363
First Citizens Bancshares Class A          100        5,300
First Interstate Bancorp                   100       12,900
Firstbank of Illinois Co.                  500       14,938
HSBC Holdings Plc                        1,888       27,646
JSB Financial, Inc.                      1,000       30,813
Kagoshima Bank                           2,000       14,866
Keycorp                                    600     $ 20,250
Mellon Bank Corp.                          100        5,013
Michigan National Corp.                    100       10,988
National City Bancshares, Inc.             300       13,706
NationsBank, Inc.                          500       32,875
Northern Trust Corp.                       400       19,000
Provident Bancorp                          900       37,800
Queens County Bancorp, Inc.                300       12,075
Reliance Bancorp                           500        7,281
River Forest Bancorp, Inc.               1,600       37,400
Royal Bank of Canada                       400        8,959
Silicon Valley Bancshares+               2,000       39,250
Star Banc Corp.                            600       33,225
Suffolk Bancorp                            300       10,650
Sumitomo Bank of California                100        2,350
Susquehanna Bancshares, Inc.             1,300       37,863
Union Bank                               1,000       50,250
Union Planters Corp.                     1,700       52,063
White River Corp.+                         300       10,688
                                                  -----------
                                                    932,291
                                                  -----------
Building Materials & Construction (2.4%)
American Buildings Co.+                    900       22,613
Champion Enterprises, Inc.+              2,400       62,100
Continental Homes Holding Corp.            200        4,100
Elcor Corp.                                200        4,200
Fujita Corp.                             6,000       27,287
Granite Construction, Inc.               1,900       54,150
International Aluminum Corp.               300        9,113
Kon. Volker Stevin N.V.                    250       16,059
Lindab AB Class B                          800       17,415
Metra Oy Class B                           800       34,659
Nippon Densetsu Kogyo                    3,000       28,608
Puerto Rican Cement Co., Inc.              700       23,013
Pulte Corp.                                200        6,325
Redman Industries, Inc.+                 1,200       31,500
Sanki Engineering                        2,000       19,365
Security Capital Industrial Trust        1,400       22,925
Texas Industries, Inc.                     500       26,313
Toll Brothers, Inc.+                       400        7,150
Tredegar Industries, Inc.                1,000       29,125
Webb (Del E.) Corp.                        400        8,300
WHX Corp.+                               1,000       10,375
Wing Tai Holdings                       12,000       20,783
                                                  -----------
                                                    485,478
                                                  -----------

See Notes to Portfolio of Investments

Chemicals (2.2%)
ARCO Chemical Co.                          700     $ 34,300
Dow Chemical Co.                           200       13,725
du Pont (E.I.) de Nemours                  200       12,475
Dyno Industrier AS                         500       10,114
Eastman Chemical Co.                       100        5,950
Fuji Photo Film                          1,000       24,744
Geon Co. (The)                           1,800       44,775
Great Lakes Chemical Corp.                 200       13,425
Lyondell Petrochemical Co.               1,800       38,475
Norsk Hydro AS                           1,300       51,758
Novellus Systems, Inc.+                    400       27,500
PPG Industries, Inc.                       300       12,750
Sekisui Chemical Co.                     3,000       39,024
Sigma-Aldrich Corp.                        100        4,775
Solvay SA Class A                           50       25,193
Union Carbide Corp.                        500       18,938
Vigoro Corp.                               800       34,700
Wellman, Inc.                            1,100       25,850
                                                  -----------
                                                    438,471
                                                  -----------
Commercial Services (0.7%)
CPI Corp.                                1,500       27,375
GATX Corp.                                 400       19,000
Inchcape Plc                             4,697       23,198
Manpower, Inc.                           1,100       29,838
Robert Half International, Inc.+           400       14,600
Royal PTT Nederland N.V.                   526       18,475
WMX Technologies, Inc.                     400       11,250
                                                  -----------
                                                    143,736
                                                  -----------
Computer Software (1.4%)
Acxiom Corp.+                              400       11,900
Boole & Babbage, Inc.+                     100        3,638
Borland International, Inc.+               700        9,494
Cadence Design Systems, Inc.+            2,700       87,075
Cirrus Logic, Inc.+                      1,000       42,063
Electronic Arts, Inc.+                     600       22,013
Hogan Systems, Inc.+                     4,600       41,113
Hyperion Software+                         100        4,888
Kronos, Inc.+                              100        4,688
Micro Warehouse, Inc.+                     300       13,425
Reynolds & Reynolds Co. Class A          1,000       35,625
Softdesk, Inc.+                            100        2,288
                                                  -----------
                                                    278,210
                                                  -----------
Computers & Office Equipment (1.8%)
Acma Ltd.                                4,000     $ 13,007
CANON, Inc.                              1,000       17,116
Ceridian Corp.+                            700       30,450
Comdisco, Inc.                           1,200       36,600
Compaq Computer Corp.+                     200       11,150
Dell Computer Corp.+                     1,000       46,563
Fujitsu Ltd.                             3,000       35,796
HBO & Co.                                  100        7,063
In Focus Systems, Inc.+                  1,500       49,313
International Business Machines
  Corp.                                    200       19,450
Komag, Inc.+                               200       11,413
Microsoft Corp.+                           100       10,006
Read-Rite Corp.+                         2,100       73,369
Sun Microsystems, Inc.+                    100        7,813
                                                  -----------
                                                    369,109
                                                  -----------
Consumer Products (0.3%)
Alberto-Culver Co. Class B                 200        6,275
Block Drug Co., Inc.                     1,000       38,625
Liz Claiborne, Inc.                        300        8,513
Reckitt & Coleman Plc                    1,261       13,391
                                                  -----------
                                                     66,804
                                                  -----------
Diversified (1.8%)
Alusuisse-Lonza Holding AG                  10        7,637
Brady (WH) Co.                             300       21,900
Dover Corp.                                500       19,750
Harrisons & Crosfield Plc               10,231       23,408
Harsco Corp.                               700       36,925
Illinois Tool Works, Inc.                  100        5,813
Johnson Controls, Inc.                     100        5,825
Katy Industries                          5,600       57,400
Lonrho Plc                               4,400       10,865
Opal, Inc.+                                200        3,025
Oriental Holdings Bhd                    3,000       13,803
Polaris Industries, Inc.                 1,950       54,600
SPS Technologies, Inc.+                  1,000       39,000
Textron, Inc.                              300       20,625
Varlen Corp.                             1,610       43,470
                                                  -----------
                                                    364,046
                                                  -----------
Electrical & Electronics (3.7%)
Applied Materials, Inc.+                   200       10,038
Austria Mikro Systeme International        250       46,291
Cohu, Inc.                                 100        3,088

See Notes to Portfolio of Investments

Cypress Semiconductor Corp.+            1,200      $ 42,300
Dallas Semiconductor Corp.                500        10,625
Hewlett Packard Co.                       300        27,788
Hitachi Koki                            4,000        35,679
Intel Corp.                               100         6,994
Kyocera Corp.                           1,000        81,960
Lam Research Corp.+                       500        30,438
Logicon, Inc.                           1,800        41,175
Matsushita Electric Industrial Co.
  Ltd.                                  2,000        28,363
Micron Technology, Inc.                   100         7,063
Nintendo Co. Ltd.                       1,000        73,549
Nokia AB Class A                        1,100        62,937
Novo-Nordisk AS                           100        12,714
Phillips Electronics N.V.                 600        23,163
Quickturn Design System, Inc.+            800         8,200
Ramtron International Corp.+              100         1,006
Rohm Co.                                1,000        60,736
Seagate Technology, Inc.+               1,200        53,700
Siliconix, Inc.+                          300         8,700
Telefonaktiebolaget                       550        11,673
Tencor Instruments+                       300        12,825
Unitrode Corp.+                           600        16,125
Varian Associates, Inc.                   800        41,100
                                                  -----------
                                                    758,230
                                                  -----------
Electrical Equipment (2.8%)
Adflex Solutions, Inc.+                 1,500        39,188
Allgon AB Class B                         500         7,564
Arrow Electronics, Inc.+                  900        45,675
Avnet, Inc.                               700        35,263
Draka Holding N.V.                        500        13,765
FPL Group, Inc.                           300        12,563
General Electric Co.                      400        25,300
Hitachi Ltd. (Hit. Seisakusho)          4,000        41,078
International Rectifier Corp.+            900        40,613
Kemet Corp.+                              600        20,550
Kent Electronics Corp.+                 1,000        48,750
Marshall Industries+                    1,200        42,300
Mentor Graphics Corp.+                  2,000        42,250
Park Electrochemical Corp.              1,200        37,500
Sundstrand Corp.                        1,300        79,625
Texas Instruments, Inc.                   600        40,950
                                                  -----------
                                                    572,934
                                                  -----------
Financial Services (3.3%)
Abbey National Plc                      1,600        13,519
ABN Amro Holding N.V.                     400      $ 16,784
Alex Brown & Sons, Inc.                 1,100        53,763
Banponce Corp.                            200         7,725
Barclays Plc                            1,300        15,241
BayBanks, Inc.                            500        40,438
Bear Stearns Co., Inc.                  1,800        35,775
BHC Financial, Inc.                     3,000        55,125
Citizens Bancorp                        1,500        49,313
CNA Financial Corp.+                      100        11,400
Creditanstalt-Bankverein                  350        17,447
Crestar Financial Corp.                   300        17,100
Dean Witter Discover and Co.              100         4,975
Den Danske Bank                           300        19,866
Greenpoint Financial Corp.                300         8,138
Household International, Inc.             100         5,625
Internationale Nederland                  200        11,911
Jyske Bank AS                             200        13,098
Leader Financial Corp.                    800        28,600
Lion Land Bhd                           9,000         9,733
Merrill Lynch & Co., Inc.                 300        16,650
Morgan Keegan, Inc.                     1,200        13,050
Orient Corp.                            3,000        13,614
Oversea-Chinese Banking                 1,000        11,735
Park National Corp.                       100         4,525
Promise Co. Ltd.                          200         7,883
RCSB Financial, Inc.                      200         4,463
Schweizerische Bankverein                  30        12,301
Societe Generale De Belg                  300        22,570
Svenska Handelsbanke                      800        14,029
TR Financial Corp.                        600        14,925
Travelers, Inc.                           500        25,250
United Carolina Bancshares, Inc.        1,000        35,750
United Overseas Bank Ltd.               2,400        21,038
Yasuda Trust & Banking                  2,000         8,939
                                                  -----------
                                                    662,298
                                                  -----------
Food & Beverages (2.6%)
Cadbury Schweppes Plc                   3,200        26,408
Cerebos Pacific Ltd.                    2,000        12,442
Coca-Cola Co.                             200        14,375
ConAgra, Inc.                             700        27,038
CPC International Inc.                    400        26,550
Danisco AS                                300        13,665
Hillsdown Holdings Plc                  6,976        18,492
Hometown Buffet, Inc.+                    100         1,294

See Notes to Portfolio of Investments

Hormel Foods Corp.                         800     $ 18,400
Huhtamaki Group Class I                    300        8,900
IBP, Inc.                                  900       53,888
International Multifoods Corp.           1,500       30,750
Katokichi                                2,000       36,579
Kikkoman                                 3,000       21,419
Kroger Co. (The)+                          300       10,013
McDonald's Corp.                           700       28,700
Molson Companies Ltd.                      800       12,862
Mondavi (Robert) Corp.+                    600       17,025
Morningstar Group, Inc.+                   100          800
Nestle SA Registered                        10       10,471
Oester Brau-Beteiligungs                   350       17,976
PepsiCo, Inc.                              800       42,200
Safeway, Inc.+                             700       33,075
Sara Lee Corp.                             300        8,813
Superfos AS                                200       17,744
Supervalu, Inc.                            600       18,450
                                                  -----------
                                                    528,329
                                                  -----------
Health Services (1.0%)
Columbia/HCA Healthcare Corp.              100        4,913
Invacare Corp.                           1,400       35,000
Lincare Holdings, Inc.+                  1,200       30,075
Mine Safety Appliances Co.                 500       25,375
Moore Corp. Ltd.                           900       17,213
Nellcor, Inc.+                             600       34,650
Quorum Health Group, Inc.+                 500       10,781
Universal Health Services, Inc.+         1,100       41,250
                                                  -----------
                                                    199,257
                                                  -----------
Home Furnishings (0.2%)
Electrolux AB                              300       12,824
Leggett & Platt, Inc.                    1,200       28,800
                                                  -----------
                                                     41,624
                                                  -----------
Hotels & Restaurants (0.3%)
Compass Group Plc                        2,900       19,676
Hotel Properties Ltd.                    7,000       10,590
Marriott International Inc.                300       11,063
Prime Hospitality Corp.+                 1,200       11,850
                                                  -----------
                                                     53,179
                                                  -----------
Household Products (0.2%)
National Presto Industries, Inc.           300       12,150
Oneida Ltd.                                300        4,950
Premark International, Inc.                300       13,875
                                                  -----------
                                                     30,975
                                                  -----------
Insurance (3.5%)
Aegon N.V.                                 576     $ 21,836
AFLAC, Inc.                              1,200       48,900
Alleghany Corp.                            300       53,850
Allstate Corp.                             400       14,700
American Bankers Insurance Group         1,600       57,200
Baloise Holding Ltd.                         5       10,251
Capital American Financial Corp.           100        1,963
Chubb Corp.                                100        8,988
CMAC Investment Corp.                      400       19,000
Commerce Group, Inc.                       300        6,094
EA-Generali AG                              50       13,673
Fremont General Corp.                      600       17,400
Fund American Enterprises, Inc.+           390       26,910
General Re Corp.                           100       14,488
Guardian Royal Exchange Plc              5,200       18,790
Home Beneficial Corp. Class B              400        9,850
Kansas City Life Insurance Co.             500       26,000
Loews Corp.                                300       43,988
Maxicare Health Plans, Inc.+             3,300       57,750
Orion Capital Corp.                        400       16,400
Reinsurance Group of America             1,600       55,000
Royal Insurance Holdings Plc             1,600        9,871
State Auto Financial Corp.                 900       20,081
Transatlantic Holdings, Inc.               800       53,900
Transnational Re Corp. Class A+            800       17,950
Transport Holdings, Inc.+                    2           80
UNI Storebrand AS+                      10,100       50,913
Winterthur Schweizerische
  Versicherungs-Gesellschaft                10        6,696
Zurich Versicherungs-Gesellschaft           50       14,298
                                                  -----------
                                                    716,820
                                                  -----------

Machinery & Equipment (1.6%)
Acme-Cleveland Corp.                     1,600       35,000
Barnes Group, Inc.                         800       30,000
Blount, Inc. Class A                       900       39,038
Central Sprinkler Corp.+                 1,700       54,825
Christiana Co.+                            700       18,463
Entergy Corp.                              900       25,650
Fluor Corp.                                100        5,650
FSI International, Inc.+                   800       19,100
Jenbacher Werke AG                          50        8,072
Koyo Seiko Co. Ltd.                      2,000       15,942
L.S. Starrett Co. Class A                  700       16,013
Landis & Gyr                                10        6,027

See Notes to Portfolio of Investments

Regal Beloit                              700      $ 12,600
Tsubakimoto Chain                       4,000        18,778
Tsukishima Kikai                        1,200        23,473
                                                  -----------
                                                    328,631
                                                  -----------
Media & Entertainment (1.0%)
Belo Corp. Class A                        900        31,163
Callaway Golf Co.                       2,200        36,025
Genting Bhd                             3,000        25,836
Granada Group Plc                         800         8,533
GTECH Holdings Corp.+                   1,000        24,500
King World Productions, Inc.+             600        20,925
Media General, Inc.                     1,100        30,525
Mirage Resorts, Inc.+                     900        29,475
                                                  -----------
                                                    206,982
                                                  -----------
Medical Supplies (0.5%)
Baxter International, Inc.                400        15,450
CONMED Corp.+                           1,400        49,350
GC Companies, Inc.+                       800        25,800
North American Biologicals, Inc.+         900         7,256
                                                  -----------
                                                     97,856
                                                  -----------
Metals & Mining (2.0%)
AK Steel Holding Corp.                    400        12,400
Alcan Aluminum Ltd.                     1,200        37,990
Allegheny Ludlum Corp.                    700        11,813
Aluminum Co. of America                   200        10,200
Carpenter Technology Corp.                600        22,725
Cleveland-Cliffs, Inc.                    700        26,163
Cyprus Amax Minerals Co.                  400        10,450
Dofasco, Inc.                             500         6,320
Georg Fischer AG                            5         6,907
J & L Specialty Steel, Inc.             1,900        31,113
Kennametal, Inc.                        1,100        34,238
Lukens, Inc.                              300         9,225
Magma Copper Co.                          500         8,375
Mueller Industries, Inc.+                 600        14,100
Phelps Dodge Corp.                        700        44,363
Rautaruukki Oy                          4,800        26,333
Reliance Steel & Aluminum Co.           2,200        36,575
Santa Fe Pacific Gold Corp.               300         2,963
Schnitzer Steel Industries, Inc.        1,600        43,000
Shiloh Industries, Inc.+                  300         3,319
Svenskt Stal AB                         1,400        14,013
                                                  -----------
                                                    412,585
                                                  -----------
Oil & Gas (2.2%)
Alberta Energy Co Ltd.+                   700      $ 10,929
Atlantic Richfield Co.                    100        10,675
Burmah Castrol Plc                      1,600        24,868
Camco International, Inc.                 200         4,575
Chesapeake Energy Corp.+                  300         8,775
Diamond Shamrock, Inc.                    500        12,875
Edisto Resources Corp.+                   900         5,625
Exxon Corp.                               700        53,463
Fina, Inc. Class A                        600        26,775
Halliburton Co.                           500        20,750
Imperial Oil Ltd.                           3            94
Leviathan Gas Pipeline Partners
  L.P.                                  1,500        37,313
Lufkin Industries, Inc.                   600        11,250
Mobil Corp.                               400        40,300
Occidental Petroleum Corp.                400         8,600
Oneok, Inc.                               800        19,500
Panhandle Eastern Corp.                   200         5,050
Petro-Canada                            1,400        15,093
Petrofina SA                              150        46,487
Royal Dutch Petroleum Co.                 400        49,150
RPC, Inc.+                                800         6,200
Smith International, Inc.+              1,200        19,200
Sun Company, Inc.                         100         2,863
Texaco                                    200        13,625
                                                  -----------
                                                    454,035
                                                  -----------
Paper & Containers (2.1%)
Abitibi Price, Inc.                       500         8,736
Asia Pulp & Paper Co. Ltd.+             3,000        30,750
Bobst SA                                    5         7,567
Champion International Corp.              200        10,700
Chesapeake Corp.                        2,400        73,500
Consolidated Papers, Inc.               1,000        57,250
Georgia-Pacific Corp.                     100         8,250
Greif Brothers Corp. Class A              200         5,025
Leykam-Muerztaler Papier+                 500        19,727
MacMillan Bloedel Ltd.                    800        10,558
Mayr-Melnhof Karton AG                    200        11,665
Mead Corp.                                300        17,288
Rayoner, Inc.                           1,100        41,250
Repola Oy                               1,300        25,161
Stone-Consolidated Corp.+                 600         8,309
Stora Kopparbergs                       1,000        12,117
Temple-Inland, Inc.                       400        18,200
Willamette Industries, Inc.             1,000        58,250
                                                  -----------

See Notes to Portfolio of Investments

                                                     424,303
                                                  -----------
Pharmaceuticals (1.2%)
Becton, Dickinson & Co.                    300    $   19,500
Bio-Rad Labs, Inc. Class A+                500        19,000
Bristol-Myers Squibb Co.                   300        22,875
Cor Therapeutics+                          600         6,150
Immulogic Pharmaceutical Corp.+            100         1,163
Immunex Corp.+                             100         1,263
Johnson & Johnson                          200        16,300
Merck & Co., Inc.                          300        17,250
Pfizer, Inc.                               600        34,425
Rhone-Poulenc Rorer, Inc.                  900        42,413
Schering Plough                            500        26,813
Watson Pharmaceuticals, Inc.+              300        13,500
Yamanouchi Pharmaceuticals               1,000        22,299
                                                  -----------
                                                     242,951
                                                  -----------
Printing & Publishing (0.8%)
Banta Corp.                                900        39,150
Central Newspapers, Inc. Class A         1,000        29,500
Gannett Co., Inc.                          200        10,875
Plenum Publishing Corp.                    300        10,725
Pulitzer Publishing Co.                  1,150        52,038
Tribune Co.                                200        12,625
Wiley (John) & Sons, Inc. Class A          200         5,950
                                                  -----------
                                                     160,863
                                                  -----------
Real Estate Investment Trusts (20.2%)
Associated Estates Realty Corp.         13,200       270,600
Beacon Properties Corp.                 10,100       219,675
BRE Properties, Inc. Class A             1,500        48,000
Cali Realty Corp.                        2,700        52,650
CBL & Associates Properties, Inc.        9,400       199,750
Chelsea GCA Realty, Inc.                 7,800       216,450
Colonial Properties Trust                9,400       235,000
Cousins Properties, Inc.                 6,000       104,250
Crescent Real Estate Equities, Inc.      6,600       211,200
Developers Diversified Realty Corp.      2,800        79,800
Duke Realty Investments, Inc.            7,800       238,875
Equity Inns, Inc.                        5,800        67,425
Equity Residential Properties Trust      3,000        84,000
Essex Property Trust, Inc.              11,400       208,050
Evans Withycombe Residential, Inc.       9,500       179,313
Excel Realty Trust, Inc.                10,900       205,738
HGI Realty, Inc.                           800        17,700
Highwood Properties, Inc.                8,700       231,638
JDN Realty Corp.                         2,100    $   42,788
Kimco Realty Corp.                       3,400       125,375
Kranzco Realty Trust                     1,200        18,300
Prime Residential, Inc.                  2,000        35,375
Oasis Residential, Inc.                  9,500       206,625
Regency Realty Corp.                     2,100        35,700
Sekisui House                            2,000        23,082
Smith (Charles E.) Residential
  Realty Co.                             1,700        39,525
South West Property Trust                2,250        27,281
Spieker Properties, Inc.                 9,700       235,225
Storage Equities, Inc.                  12,900       237,038
Walden Residential Properties, Inc.     11,700       214,941
                                                  -----------
                                                   4,111,369
                                                  -----------
Retail (1.8%)
Argyll Group Plc                         2,100        10,670
Blair Corp.                                100         2,950
Burton Group Plc                        19,400        30,917
Circuit City Stores, Inc.                  100         3,338
Claire's Stores, Inc.                    1,600        31,400
Fastenal Co.                               600        20,888
General Host Corp.+                      5,200        25,350
Hannaford Brothers Co.                   1,600        41,800
Hudson's Bay Co.                           500         9,340
JUSCO Co.                                2,000        46,946
Koninklijke Ahold N.V.                     622        23,540
Longs Drug Stores, Inc.                    200         8,000
Merkur Holding AG                           30         6,678
Neiman Marcus Group, Inc.                1,800        30,825
Robinson & Co. Ltd.                      3,000        12,724
Sears Roebuck & Co.                        300        10,200
Tesco Plc                                  198           937
Waban, Inc.+                             1,800        28,125
Zale Corp.+                              1,700        25,181
                                                  -----------
                                                     369,809
                                                  -----------
Telecommunications (0.7%)
Ameritech Corp.                            800        43,200
Case Corp.                                 800        30,500
Computer Associates International,
  Inc.                                     250        13,750
GN Store Nord AS                           200        14,818
Holophane Corp.+                           400        10,825
Lincoln Telecommunications Co.           1,800        31,275
Mobile Telecommunications
  Technologies Corp.+                      100         2,850
                                                  -----------
                                                     147,218
                                                  -----------

See Notes to Portfolio of Investments

Transportation (1.3%)
Alaska Air Group, Inc.+                   100     $     1,488
American President Co. Ltd.             1,400          33,950
AMR Corp.+                                100           6,600
Bergesen d.y. AS Class B                1,300          26,714
British Airways Plc                       400           2,872
Det Norske Luftfartselskap AS             400          18,494
East Japan Railway Co.                      7          33,068
Expeditors International of
  Washington, Inc.                        400          10,650
Florida East Coast Industries, Inc.       400          26,750
Flughafen Wien AG                         300          19,253
Guidant Corp.                             500          16,000
Hornbeck Offshore Services, Inc.+         200           2,900
Kobenhavns Lufthavne AS                   200          15,000
Peninsular & Orient Steam
  Navigation Co.                        2,800          21,295
PHH Corp.                                 300          13,125
Singapore Airlines Ltd.                 2,000          18,521
                                                  -----------
                                                      266,680
                                                  -----------
Utilities - Electric (3.9%)
Boston Edison Co.                       1,000          27,375
California Energy Company, Inc.+        1,400          25,375
Consolidated Edison Co. of New
  York, Inc.                              600          18,225
DQE, Inc.                                 650          17,875
Elektrowatt AG                             30           9,054
General Public Utilities Corp.            900          28,125
Hawaiian Electric Industries, Inc.      1,000          39,000
Hokkaido Electric Power Co.             1,000          23,180
Illinova Corp.                          1,100          31,213
Interstate Power Co. (Del.)             1,600          46,400
Korea Electric Power ADR+               1,000          24,750
LG&E Corp.                                900          37,350
National Power Plc ADR                    900          11,250
New England Electric System               600          23,400
New York State Electric & Gas Corp.     1,200          30,300
Nipsco Industries, Inc.                   900          32,850
Northeast Utilities                       700          17,325
Oklahoma Gas & Electric                   800          32,000
Orange & Rockland Utilities, Inc.       1,200          42,150
Pacific Gas & Electric Co.                700          20,563
Peco Energy Co.                           400          11,700
Pinnacle West Capital Corp.             2,300          63,250
Portland General Corp.                    800          21,700
Powergen Plc ADR                          900          14,963
Reunies Electrobel & Tractebel             50          18,291
San Diego Gas & Electric Co.              500          11,625
SCEcorp                                 1,300     $    22,100
Sierra Pacific Resources                2,300          53,763
Transalta Corp.                           800           8,625
Unicom Corp.                              700          22,925
United Illuminating Co.                   200           7,600
Western Resources, Inc.                   400          13,450
                                                  -----------
                                                      807,752
                                                  -----------
Utilities - Oil & Gas (1.6%)
Atlanta Gas Light Co.                   1,000          38,625
Brooklyn Union Gas Co. (The)              500          12,563
Connecticut Energy Corp.                  500           9,688
Energen Corp.                           2,300          52,038
Getty Petroleum Corp.                     300           3,975
Indiana Energy, Inc.                    1,100          23,238
Mitchell Energy & Development Corp.     3,100          50,375
New Jersey Resources Corp.              1,000          25,000
OEMV AG                                   250          21,569
Petronas Gas Bhd+                       3,000          10,146
Union Texas Petroleum Holdings,
  Inc.                                  1,200          21,600
Valero Energy Corp.                     1,500          35,438
Washington Gas Light Co.                  100           1,913
Wicor, Inc.                               800          23,700
Williams Co., Inc.                        200           7,725
                                                  -----------
                                                      337,593
                                                  -----------
Utilities - Telephone (1.3%)
AT&T Corp.                                400          25,600
Bell Atlantic Corp.                       200          12,725
BellSouth Corp.                           400          30,600
Cable & Wireless Plc                    4,100          26,783
Citizens Utilities Co.+                 1,249          13,739
DDI Corp.                                   3          24,324
Nippon Telephone & Telegraph Corp.          3          24,617
SBC Communications, Inc.                  600          33,525
Southern New England
  Telecommunications Corp.              1,000          36,125
Sprint Corp.                              700          26,950
                                                  -----------
                                                      254,988
                                                  -----------
Utilities - Water (0.1%)
SJW Corp.                                 400          14,050
Welsh Water Plc                         1,333          15,842
                                                  -----------
                                                       29,892
                                                  -----------
Total Common Stocks
  (cost $14,233,299)                              $15,523,196
                                                  -----------

See Notes to Portfolio of Investments

Preferred Stocks (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc                           1,440   $     2,363
                                                  -----------
Total Preferred Stocks
  (cost $2,344)                                   $     2,363
                                                  -----------
Warrants (0.1%)
Morgan Stanley American Express
  Hong Kong Warrants+                     6,000   $    27,000
                                                  -----------
Total Warrants
  (cost $29,543)                                  $    27,000
                                                  -----------
                                      Principal        Market
                                         Amount         Value
                                       --------   -----------
Long Term Bonds & Notes (8.3%)
U.S. Treasury Securities (8.1%)
U.S. Treasury Note, 5.125%,
  03/31/96++++                          100,000   $    99,875
U.S. Treasury Note, 9.25%, 11/15/96     675,000       679,928
U.S. Treasury Note, 7.25%, 05/15/04     800,000       865,750
                                                  -----------
                                                    1,645,553
                                                  -----------
Corporate Obligations (0.2%)
Mitsubishi Bank, Corp. Note, 3.00%,
  11/30/02                               30,000        31,220
                                                  -----------
Total Long Term Bonds & Notes
  (cost $1,646,378)                               $ 1,676,773
                                                  -----------
Short Term Investments (15.1%)
Banc One Corp., Comm. Paper, 5.85%,
  11/01/95                              211,000   $   211,000
Dover Corp., Comm. Paper, 5.75%,
  11/01/95+++                           750,000       750,000
Fleetwood Credit Corp., Comm.
  Paper, 5.80%, 11/03/95+++             750,000       749,758

See Notes to Financial Statements

                                      Principal        Market
                                         Amount         Value
                                       --------   -----------
Public Service Co. of Colorado,
  Comm. Paper, 5.85%, 11/06/95          750,000   $   749,391
Quaker Oats Co., Comm. Paper,
  5.80%, 11/09/95                       625,000       624,194
                                                  -----------
Total Short Term Investments
  (cost $3,084,343)                               $ 3,084,343
                                                  -----------
Total Investments
   (cost $18,995,907)(a)                          $20,313,675
Other assets less liabilities                          56,253
                                                  -----------
Total Net Assets

                                                  -----------
                                                  $20,369,928

Notes to Portfolio of Investments

      + Non-income producing security.

    +++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

   ++++ Security pledged to cover initial margin deposits on open futures contracts at October 31, 1995.

    (a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

           Unrealized gains       $1,656,706
           Unrealized losses        (338,938)
                                  -----------
           Net unrealized gain    $1,317,768
                                  ===========

        Category percentages are based on net assets.

Information concerning open futures contracts is shown below:

                              No. of    Initial  Expiration     Unrealized
                           Contracts      Value        Date    Gain/(Loss)
                            --------   --------   ---------   ------------
All Ordinaries Share
  Price Index                  4       $162,208   12/29/95      $ (6,998)
Canada Government Bonds
  Future                       3        232,575   12/19/95         6,848
TSE 35 Index Future            1         90,848   12/14/95        (2,937)
German DAX Index Future        2        310,644   12/14/95       (16,261)
Long-Term German Bonds
  Future                       2        323,208   12/06/95         7,243
CAC 40 Stock Index
  Future                       2        150,565   12/29/95        (7,807)
French Noton                   1        114,414   12/18/95           347
Long Gilt Bonds Future         1         82,088   12/27/95           839
FTSE 100 Index Future          1        139,161   12/15/95        (1,854)
Italian Government Bonds
  Future                       2        250,969   12/04/95           351
10 Year Swiss Bonds
  Future                       2        180,922   12/18/95         5,403
Hang Seng Index Future         2        126,681   11/29/95           65
                                                              ------------
                                                                $(14,761)
                                                              ============

Portfolio of Investments
October 31, 1995

Legacy Fund
                                           Number
                                             of         Market
                                           Shares       Value
                                          --------   ------------
Common Stocks (61.3%)
Aerospace & Defense (0.1%)
McDonnell Douglas Corp.                      300       $ 24,525
                                                     ------------
Apparel (0.2%)
Chic By H I S, Inc.+                       2,300         12,650
Coats Viyella Plc                          5,400         15,934
Nike, Inc.                                   200         11,350
Oshkosh B'Gosh, Inc.                         200          2,675
Phillips-Van Heusen                          400          4,050
VF Corp.                                     100          4,788
                                                     ------------
                                                         51,447
                                                     ------------
Autos & Auto Equipment (0.4%)
Borg Warner Automotive, Inc.                 700         20,650
Kaydon Corp.                                 500         14,438
Mitsubishi Motors Corp.                    2,000         16,666
Smith (A.O.) Corp.                           800         16,600
Varity Corp.+                                100          3,625
Volvo AB Class B                             500         11,251
                                                     ------------
                                                         83,230
                                                     ------------
Banks (4.2%)
AMMB Holdings Bhd                          1,000         12,387
Bank of Montreal                             800         17,695
Bank of New York Co., Inc.                   500         21,000
BankAmerica Corp.                            400         23,000
Banque Bruxelles Lambert SA                  300         49,852
Canadian Imperial Bank of Commerce             1             25
Chemical Banking Corp.                       300         17,063
CITICORP                                     300         19,463
City National Corp.                        3,100         41,075
Coast Savings Financial, Inc.+               500         13,188
Commerce Asset Holding Bhd                 3,000         14,864
Cullen/Frost Bankers, Inc.                   800         40,500
Development Bank of Singapore Ltd.         2,000         22,904
F & M Bancorp                                105          2,743
First American Corp. (Tenn.)                 500         21,906
First Chicago Corp.                          400         27,150
First Citizens Bancshares Class A            100          5,300
First Interstate Bancorp                     200         25,800
First Tennessee National Corp.               600         32,250
Firstbank of Illinois Co.                    400         11,950
HSBC Holdings Plc                          1,364         19,973
JSB Financial, Inc.                          800         24,650
Keycorp                                      500         16,875
Mellon Bank Corp.                            100          5,013
Michigan National Corp.                      100       $ 10,988
National City Bancshares, Inc.               200          9,138
NationsBank, Inc.                          1,000         65,750
Northern Trust Corp.                         300         14,250
Provident Bancorp                            700         29,400
Queens County Bancorp, Inc.                  300         12,075
River Forest Bancorp, Inc.                   800         18,700
Royal Bank of Canada                         500         11,199
Silicon Valley Bancshares+                   900         17,663
Star Banc Corp.                              400         22,150
Suffolk Bancorp                              300         10,650
Sumimoto Bank of California                  100          2,350
UAL Corp.+                                   150         26,381
Union Bank                                   800         40,200
Union Planters Corp.                       1,300         39,813
White River Corp.+                           300         10,688
                                                     ------------
                                                        828,021
                                                     ------------
Building Materials & Construction (1.9%)
American Buildings Co.+                      800         20,100
Champion Enterprises, Inc.+                2,000         51,750
Continental Homes Holding Corp.              200          4,100
Elcor Corp.                                  200          4,200
Fujita Corp.                               4,000         18,192
Granite Construction, Inc.                 1,500         42,750
International Aluminum Corp.                 200          6,075
Kon. Volker Stevin N.V.                      150          9,635
Lindab AB Class B+                           500         10,884
Metra Oy Class B                             400         17,329
Nippon Densetsu Kogyo                      2,000         19,072
Puerto Rican Cement Co., Inc.                600         19,725
Pulte Corp.                                  400         12,650
Redman Industries, Inc.+                   1,000         26,250
Sanki Engineering                          2,000         19,365
Security Capital Industrial Trust          1,000         16,375
Texas Industries, Inc.                       400         21,050
Toll Brothers, Inc.+                         300          5,363
Tredegar Industries, Inc.                    800         23,300
Webb (Del E.) Corp.                          300          6,225
WHX Corp.+                                   800          8,300
Wing Tai Holdings                          8,000         13,856
                                                     ------------
                                                        376,546
                                                     ------------
Chemicals (1.5%)
ARCO Chemical Co.                            600         29,400
Dow Chemical Co.                             200         13,725

See Notes to Portfolio of Investments
du Pont (E.I.) de Nemours                    200       $ 12,475
Eastman Chemical Co.                         100          5,950
Geon Company (The)                         1,400         34,825
Great Lakes Chemical Corp.                   200         13,425
Lyondell Petrochemical Co.                 1,400         29,925
Norsk Hydro AS                               700         27,870
Novellus Systems, Inc.+                      300         20,625
PPG Industries, Inc.                         200          8,500
Sekisui Chemical Co.                       2,000         26,016
Sigma-Aldrich Corp.                          100          4,775
Union Carbide Corp.                          600         22,725
Vigoro Corp.                                 700         30,363
Wellman, Inc.                                900         21,150
                                                     ------------
                                                        301,749
                                                     ------------
Commercial Services (0.5%)
CPI Corp.                                  1,200         21,900
GATX Corp.                                   700         33,250
Inchcape Plc                               1,444          7,132
Manpower, Inc.                               800         21,700
Robert Half International, Inc.+             200          7,300
WMX Technologies, Inc.                       300          8,438
                                                     ------------
                                                         99,720
                                                     ------------
Computer Software (1.2%)
Acxiom Corp.+                                300          8,925
Borland International, Inc.+                 600          8,138
Cadence Design Systems, Inc.+              2,100         67,725
Cirrus Logic, Inc.+                          800         33,650
Electronic Arts, Inc.+                       500         18,344
Hogan Systems, Inc.+                       3,800         33,963
Hyperion Software+                           100          4,888
Kronos, Inc.+                                100          4,688
Micro Warehouse, Inc.+                       300         13,425
Reynolds & Reynolds Co. Class A              700         24,938
Softdesk, Inc.+                              100          2,288
                                                     ------------
                                                        220,972
                                                     ------------
Computers & Office Equipment (1.7%)
Acma Ltd.                                  3,000          9,755
CANON, Inc.                                1,000         17,116
Ceridian Corp.+                              900         39,150
Comdisco, Inc.                             1,000         30,500
Compaq Computer Corp.+                       300         16,725
Dell Computer Corp.+                         800         37,250
Fujitsu Ltd.                               2,000         23,864
In Focus Systems, Inc.+                    1,400       $ 46,025
International Business Machines Corp.        200         19,450
Komag, Inc.+                                 200         11,413
Microsoft Corp.+                             100         10,006
Read-Rite Corp.+                           1,700         59,394
Sun Microsystems, Inc.+                      100          7,813
                                                     ------------
                                                        328,461
                                                     ------------
Consumer Products (0.1%)
Alberto-Culver Co. Class B                   200          6,275
Liz Claiborne, Inc.                          300          8,513
Reckitt & Coleman Plc                        644          6,839
                                                     ------------
                                                         21,627
                                                     ------------
Diversified (1.6%)
Alusuisse-Lonza Holding AG                    10          7,637
Brady (WH) Co.                               300         21,900
Dover Corp.                                  500         19,750
Harrisons & Crosfield Plc                  7,493         17,144
Harsco Corp.                                 600         31,650
Illinois Tool Works, Inc.                    100          5,813
Johnson Controls, Inc.                       200         11,650
Katy Industries                            4,400         45,100
Lonrho Plc                                 2,600          6,420
Opal, Inc.+                                  100          1,513
Oriental Holdings Bhd                      2,000          9,202
Polaris Industries, Inc.                   1,650         46,200
SPS Technologies, Inc.+                      800         31,200
Textron, Inc.                                300         20,625
Varlen Corp.                               1,320         35,640
                                                     ------------
                                                        311,444
                                                     ------------
Electrical & Electronics (2.7%)
Applied Materials, Inc.+                     200         10,038
Austria Mikro Systeme International           50          9,258
Cypress Semiconductor Corp.+               1,000         35,250
Dallas Semiconductor Corp.                   500         10,625
Hewlett Packard Co.                          300         27,788
Hitachi Koki                               3,000         26,759
Intel Corp.                                  100          6,994
Lam Research Corp.+                          400         24,350
Logicon, Inc.                              1,400         32,025
Matsushita Electric Industrial Co.
  Ltd.                                     1,000         14,182
Micron Technology, Inc.                      100          7,063
Nintendo Co. Ltd.                          1,000         73,549
Nokia AB Class A                             800         46,714

See Notes to Portfolio of Investments

Novo-Nordisk AS                               100      $ 12,714
Phillips Electronics N.V.                     500        19,303
Quickturn Design System, Inc.+                700         7,175
Rohm Co.                                    1,000        60,736
Seagate Technology, Inc.+                   1,000        44,750
Siliconix, Inc.+                              300         8,700
Telefonaktiebolaget                           550        11,673
Tencor Instruments+                           200         8,550
Unitrode Corp.+                               500        13,438
Varian Associates, Inc.                       200        10,275
                                                     ------------
                                                        521,909
                                                     ------------
Electrical Equipment (2.1%)
Adflex Solutions, Inc.+                     1,200        31,350
Arrow Electronics, Inc.+                      700        35,525
Avnet, Inc.                                   600        30,225
FPL Group, Inc.                               300        12,563
General Electric Co.                          500        31,625
Hitachi Ltd. (Hit. Seisakusho)              3,000        30,808
International Rectifier Corp.+                700        31,588
Kemet Corp.+                                  400        13,700
Kent Electronics Corp.+                       800        39,000
Marshall Industries+                        1,000        35,250
Park Electrochemical Corp.                  1,000        31,250
Sundstrand Corp.                            1,000        61,250
Tektronix, Inc.                               100         5,925
Texas Instruments, Inc.                       400        27,300
                                                     ------------
                                                        417,359
                                                     ------------
Financial Services (2.8%)
Abbey National Plc                            900         7,605
ABN Amro Holding N.V.                         300        12,588
Alex Brown & Sons, Inc.                       900        43,988
Algem Maatsch Voor Nijverhei                  150        40,948
Banponce Corp.                                100         3,863
Barclays Plc                                  700         8,207
BayBanks, Inc.                                400        32,350
Bear Stearns Co., Inc.                      1,600        31,800
BHC Financial, Inc.                         2,400        44,100
Citizens Bancorp                            1,200        39,450
CNA Financial Corp.+                          100        11,400
Creditanstalt-Bankverein                      300        14,954
Crestar Financial Corp.                       200        11,400
Dean Witter Discover and Co.                  100         4,975
Den Danske Bank                               300        19,866
Greenpoint Financial Corp.                    200         5,425
Household International, Inc.                 100      $  5,625
Internationale Nederland                      200        11,911
Leader Financial Corp.                        600        21,450
Lion Land Bhd                              14,000        15,140
Merrill Lynch & Co., Inc.                     500        27,750
Park National Corp.                           100         4,525
Promise Co. Ltd.                              200         7,883
RCSB Financial, Inc.                          200         4,463
Schweizerische Bankverein                      25        10,251
Svenska Handelsbanke                          600        10,521
TR Financial Corp.                            400         9,950
Travelers, Inc.                               500        25,250
Unitas Bank Ltd. Class A+                   5,600        13,581
United Carolina Bancshares, Inc.              800        28,600
Yasuda Trust & Banking                      3,000        13,409
                                                     ------------
                                                        543,228
                                                     ------------
Food & Beverages (2.3%)
Cadbury Schweppes Plc                       2,300        18,981
Cerebos Pacific Ltd.                        2,000        12,442
Coca-Cola Co.                                 200        14,375
ConAgra, Inc.                                 500        19,313
CPC International, Inc.                       800        53,100
Danisco AS                                    300        13,665
Hillsdown Holdings Plc                      5,076        13,456
Hometown Buffet, Inc.+                        100         1,294
Hormel Foods Corp.                            700        16,100
IBP, Inc.                                     800        47,900
International Multifoods Corp.              1,100        22,550
Katokichi                                   1,000        18,289
Kikkoman                                    4,000        28,559
Kroger Co. (The)+                             100         3,338
McDonald's Corp.                            1,400        57,400
Mondavi (Robert) Corp.+                       500        14,188
Nestle SA Registered                           10        10,471
PepsiCo, Inc.                                 700        36,925
Safeway, Inc.+                                600        28,350
Sara Lee Corp.                                200         5,875
Supervalu, Inc.                               700        21,525
                                                     ------------
                                                        458,096
                                                     ------------
Health Services (0.9%)
Columbia/HCA Healthcare Corp.                 100         4,913
Invacare Corp.                              1,000        25,000
Lincare Holdings, Inc.+                       800        20,050
Mine Safety Appliances Co.                    400        20,300

See Notes to Portfolio of Investments

Moore Corp. Ltd.                           1,700       $ 32,513
Nellcor, Inc.+                               500         28,875
Quorum Health Group, Inc.+                   400          8,625
Universal Health Services, Inc.+             800         30,000
                                                     ------------
                                                        170,276
                                                     ------------

Home Furnishings & Appliances (0.2%)
Electrolux AB                                300         12,824
Leggett & Platt, Inc.                      1,000         24,000
                                                     ------------
                                                         36,824
                                                     ------------
Hotels & Restaurants (0.2%)
Compass Group Plc                          1,800         12,213
Hotel Properties Ltd.                      5,000          7,564
Marriott International Inc.                  300         11,063
Prime Hospitality Corp.+                     900          8,888
                                                     ------------
                                                         39,728
                                                     ------------
Household Products (0.2%)
National Presto Industries, Inc.             200          8,100
Oneida Ltd.                                  200          3,300
Premark International, Inc.                  300         13,875
Springs Industries, Inc. Class A             100          4,288
                                                     ------------
                                                         29,563
                                                     ------------
Insurance (2.9%)
Aegon N.V.                                   576         21,836
AFLAC, Inc.                                1,000         40,750
Alleghany Corp.                              300         53,850
Allstate Corp.                               278         10,217
American Bankers Insurance Group           1,300         46,475
Baloise Holding Ltd.                           5         10,251
Capital American Financial Corp.             100          1,963
Chubb Corp.                                  100          8,988
CMAC Investment Corp.                        300         14,250
Commerce Group, Inc.                         300          6,094
EA-Generali AG                                50         13,673
Fremont General Corp.                        400         11,600
Fund American Enterprises, Inc.+             320         22,080
Guardian Royal Exchange Plc                3,800         13,731
Home Beneficial Corp. Class B                300          7,388
Kansas City Life Insurance Co.               300         15,600
Loews Corp.                                  200         29,325
Maxicare Health Plans, Inc.+               2,400         42,000
Orion Capital Corp.                          300         12,300
Reinsurance Group of America               1,300         44,688
Royal Insurance Holdings Plc                 900          5,553
State Auto Financial Corp.                   800       $ 17,850
Transatlantic Holdings, Inc.                 600         40,425
Transnational Re Corp. Class A+            1,200         26,925
Transport Holdings, Inc.+                      2             80
UNI Storebrand AS+                         6,700         33,774
Winterthur Schweizerische
  Versicherungs-Gesellschaft                  10          6,696
Zurich Versicherungs-Gesellschaft             40         11,439
                                                     ------------
                                                        569,801
                                                     ------------
Machinery & Equipment (1.4%)
Acme-Cleveland Corp.                       1,300         28,438
Barnes Group, Inc.                           700         26,250
Blount, Inc. Class A                         800         34,700
Central Sprinkler Corp.+                   1,300         41,925
Christiana Co.+                              200          5,275
Entergy Corp.                                900         25,650
Fluor Corp.                                  100          5,650
FSI International, Inc.+                     700         16,713
Koyo Seiko Co. Ltd.                        2,000         15,942
L.S. Starrett Co. Class A                    500         11,438
Regal Beloit                                 600         10,800
Tsubakimoto Chain                          4,000         18,778
Tsukishima Kikai                           1,200         23,473
                                                     ------------
                                                        265,032
                                                     ------------
Media & Entertainment (0.7%)
Belo Corp. Class A                           800         27,700
Callaway Golf Co.                          1,600         26,200
Chris-Craft Industries, Inc.                 100          3,988
Granada Group Plc                            600          6,400
GTECH Holdings Corp.+                        800         19,600
King World Productions, Inc.+                700         24,413
Media General, Inc.                          600         16,650
Mirage Resorts, Inc.+                        600         19,650
                                                     ------------
                                                        144,601
                                                     ------------
Medical Supplies (0.4%)
Baxter International, Inc.                   400         15,450
CONMED Corp.+                              1,100         38,775
GC Companies, Inc.+                          700         22,575
North American Biologicals, Inc.+            900          7,256
                                                     ------------
                                                         84,056
                                                     ------------
Metals & Mining (1.6%)
AK Steel Holding Corp.                       300          9,300
Alcan Aluminum Ltd.                          900         28,490

See Notes to Portfolio of Investments

Aluminum Co. of America                       200      $ 10,200
Carpenter Technology Corp.                    400        15,150
Cleveland-Cliffs, Inc.                        500        18,688
Cyprus Amax Minerals Co.                      300         7,838
Dofasco, Inc.                                 906        11,455
Georg Fischer AG                                5         6,907
J & L Specialty Steel, Inc.                 1,500        24,563
Kennametal, Inc.                              900        28,013
Lukens, Inc.                                  300         9,225
Magma Copper Co.                              500         8,375
Mueller Industries, Inc.+                     400         9,400
Phelps Dodge Corp.                            700        44,363
Rautaruukki Oy                              2,000        10,972
Reliance Steel & Aluminum Co.               1,800        29,925
Schnitzer Steel Industries, Inc.            1,200        32,250
Shiloh Industries, Inc.+                      300         3,319
Svenskt Stal AB                             1,000        10,010
                                                     ------------
                                                        318,443
                                                     ------------
Oil & Gas (1.8%)
Atlantic Richfield Co.                        200        21,350
Burmah Castrol Plc                          1,200        18,651
Camco International, Inc.                     200         4,575
Chesapeake Energy Corp.+                      200         5,850
Conwest Exploration Co. Ltd.                  800        14,052
Diamond Shamrock, Inc.                        400        10,300
Exxon Corp.                                   800        61,100
Falconbridge Ltd.                             800        17,621
Fina, Inc. Class A                            200         8,925
Halliburton Co.                               300        12,450
Leviathan Gas Pipeline Partners L.P.        1,200        29,850
Lufkin Industries, Inc.                       400         7,500
Mobil Corp.                                   300        30,225
Occidental Petroleum Corp.                    200         4,300
Oneok, Inc.                                   700        17,063
Petro-Canada                                  800         8,625
Royal Dutch Petroleum Co.                     300        36,863
RPC, Inc.+                                    700         5,425
Smith International, Inc.+                  1,000        16,000
Sun Company, Inc.                             100         2,863
Texaco                                        200        13,625
                                                     ------------
                                                        347,213
                                                     ------------
Paper & Containers (1.6%)
Abitibi Price, Inc.                           600        10,483
Asia Pulp & Paper Co. Ltd.+                 2,000        20,500
Bobst SA                                        5      $  7,567
Champion International Corp.                  200        10,700
Chesapeake Corp.                            2,000        61,250
Consolidated Papers, Inc.                     600        34,350
Georgia-Pacific Corp.                         100         8,250
Greif Brothers Corp. Class A                  200         5,025
Leykam-Muerztaler Papier+                     350        13,809
Mayr-Melnhof Karton AG                        200        11,665
Mead Corp.                                    300        17,288
Rayoner, Inc.                                 900        33,750
Repola Oy                                     800        15,484
Stora Kopparbergs                             800         9,694
Temple-Inland, Inc.                           200         9,100
Willamette Industries, Inc.                   900        52,425
                                                     ------------
                                                        321,340
                                                     ------------
Pharmaceuticals (1.1%)
Becton, Dickinson & Co.                       300        19,500
Bio-Rad Labs, Inc. Class A+                   400        15,200
Bristol-Myers Squibb Co.                      300        22,875
Cardinal Health, Inc.                         100         5,138
Cor Therapeutics+                             400         4,100
Immulogic Pharmaceutical Corp.+               100         1,163
Immunex Corp.+                                100         1,263
Johnson & Johnson                             200        16,300
Merck & Co., Inc.                             300        17,250
Pfizer, Inc.                                  400        22,950
Rhone-Poulenc Rorer, Inc.                     700        32,988
Schering Plough                               400        21,450
Watson Pharmaceuticals, Inc.+                 300        13,500
Yamanouchi Pharmaceuticals                  1,000        22,299
                                                     ------------
                                                        215,976
                                                     ------------
Printing & Publishing (0.6%)
Central Newspapers, Inc. Class A              800        23,600
Gannett Co., Inc.                             200        10,875
Plenum Publishing Corp.                       200         7,150
Pulitzer Publishing Co.                     1,000        45,250
Scholastic Corp.+                             100         6,188
Tribune Co.                                   200        12,625
Wiley (John) & Sons, Inc. Class A             200         5,950
                                                     ------------
                                                        111,638
                                                     ------------
Real Estate Investment Trusts (15.5%)
Associated Estates Realty Corp.            10,800       221,400
Beacon Properties Corp.                     6,400       139,200

See Notes to Portfolio of Investments

BRE Properties, Inc. Class A                  800     $   25,600
Cali Realty Corp.                           2,200         42,900
CBL & Associates Properties, Inc.           7,700        163,625
Chelsea GCA Realty, Inc.                    5,900        163,725
Colonial Properties Trust                   7,700        192,500
Cousins Properties, Inc.                    4,900         85,138
Crescent Real Estate Equities, Inc.         5,200        166,400
Developers Diversified Realty Corp.         2,300         65,550
Duke Realty Investments, Inc.               6,300        192,938
Equity Inns, Inc.                           5,900         68,588
Equity Residential Properties Trust         2,400         67,200
Essex Property Trust, Inc.                  6,800        124,100
Evans Withycombe Residential, Inc.          7,700        145,338
Excel Realty Trust, Inc.                      500          9,438
HGI Realty, Inc.                              600         13,275
Highwood Properties, Inc.                   7,100        189,038
JDN Realty Corp.                            2,800         57,050
Kimco Realty Corp.                          2,000         73,750
Kranzco Realty Trust                          900         13,725
Oasis Residential, Inc.                     7,800        169,650
Prime Residential, Inc.                     1,400         24,763
Regency Realty Corp.                        1,400         23,800
Sekisui House                               2,000         23,082
Smith (Charles E.) Residential Realty
  Co.                                       1,200         27,900
South West Property Trust                   1,125         13,641
Spieker Properties, Inc.                    7,900        191,575
Storage Equities, Inc.                      9,700        178,238
Walden Residential Properties, Inc.         8,800        161,646
                                                     ------------
                                                       3,034,773
                                                     ------------
Retail (1.3%)
Argyll Group Plc                            1,600          8,129
Blair Corp.                                   100          2,950
Burton Group Plc                           14,100         22,471
Circuit City Stores, Inc.                     100          3,338
Claire's Stores, Inc.                         700         13,738
Fastenal Co.                                  500         17,406
General Host Corp.+                         4,200         20,475
Hannaford Brothers Co.                      1,300         33,963
Hudson's Bay Co.                              400          7,472
JUSCO Co.                                   1,000         23,473
Koninklijke Ahold N.V.                        400         15,138
Merkur Holding AG                              25          5,565
Neiman Marcus Group, Inc.                   1,500         25,688
Robinson & Co. Ltd.                         2,000     $    8,483
Sears Roebuck & Co.                           300         10,200
Tesco Plc                                     146            691
Waban, Inc.+                                1,400         21,875
Zale Corp.+                                 1,400         20,738
                                                     ------------
                                                         261,793
                                                     ------------
Telecommunications (0.5%)
Ameritech Corp.                               600         32,400
Case Corp.                                    700         26,688
Computer Associates International,
  Inc.                                        250         13,750
Holophane Corp.+                              200          5,413
Lincoln Telecommunications Co.              1,400         24,325
Mobile Telecommunications Technologies
  Corp.+                                      100          2,850
                                                     ------------
                                                         105,426
                                                     ------------
Transportation (1.3%)
Alaska Air Group, Inc.+                       100          1,488
American President Co. Ltd.                 1,200         29,100
AMR Corp.+                                    100          6,600
Bergesen d.y. AS Class B                    1,000         20,549
Det Norske Luftfartselskap AS                 600         35,141
East Japan Railway Co.                          6         28,344
Expeditors International of
  Washington, Inc.                            300          7,988
Florida East Coast Industries, Inc.           300         20,063
Guidant Corp.                                 400         12,800
Hornbeck Offshore Services, Inc.+             200          2,900
Kobenhavns Lufthavne AS                       200         15,000
Kvaerner AS                                   400         16,825
Peninsular & Orient Steam Navigation
  Co.                                       2,100         15,972
PHH Corp.                                     200          8,750
Singapore Airlines Ltd.                     2,000         18,521
                                                     ------------
                                                         240,041
                                                     ------------
Utilities - Electric (3.1%)
Boston Edison Co.                             800         21,900
California Energy Company, Inc.+            1,100         19,938
Consolidated Edison Co. of New York,
  Inc.                                      1,100         33,413
DQE, Inc.                                     500         13,750
General Public Utilities Corp.                700         21,875
Hokkaido Electric Power Co.                 1,000         23,180
Illinova Corp.                              1,000         28,375
Interstate Power Co. (Del.)                 1,300         37,700

See Notes to Portfolio of Investments

LG&E Corp.                                     600   $    24,900
National Power Plc ADR                       1,150        14,375
New England Electric System                    500        19,500
New York State Electric & Gas Corp.            400        10,100
Nipsco Industries, Inc.                        700        25,550
Northeast Utilities                            500        12,375
Oklahoma Gas & Electric                        700        28,000
Orange & Rockland Utilities, Inc.            1,000        35,125
Pacific Gas & Electric Co.                     400        11,750
Peco Energy Co.                                300         8,775
Pinnacle West Capital Corp.                  1,800        49,500
Portland General Corp.                       1,200        32,550
Powergen Plc ADR                             1,150        19,119
Reunies Electrobel & Tractebel                  50        18,291
San Diego Gas & Electric Co.                   400         9,300
SCEcorp                                      1,000        17,000
Sierra Pacific Resources                     1,900        44,413
Unicom Corp.                                   800        26,200
Western Resources, Inc.                        400        13,450
                                                     ------------
                                                         620,404
                                                     ------------
Utilities - Oil & Gas (1.4%)
Atlanta Gas Light Co.                          800        30,900
Brooklyn Union Gas Co. (The)                 1,200        30,150
Connecticut Energy Corp.                       300         5,813
Energen Corp.                                1,800        40,725
Getty Petroleum Corp.                          200         2,650
Indiana Energy, Inc.                         1,200        25,350
Mitchell Energy & Development Corp.          3,300        53,625
New Jersey Resources Corp.                     800        20,000
OEMV AG                                        100         8,627
Petronas Gas Bhd+                            2,000         6,764
Union Texas Petroleum Holdings, Inc.           900        16,200
Washington Gas Light Co.                       100         1,913
Wicor, Inc.                                    600        17,775
Williams Co. Inc.                              200         7,725
                                                     ------------
                                                         268,217
                                                     ------------
Utilities - Telephone (1.2%)
AT&T Corp.                                     200   $    12,800
Bell Atlantic Corp.                            200        12,725
BellSouth Corp.                                300        22,950
Cable & Wireless Plc                         3,000        19,598
Citizens Utilities Co.+                        832         9,152
DDI Corp.                                        3        24,324
Nippon Telephone & Telegraph Corp.               5        41,029
SBC Communications, Inc.                       900        50,288
Southern New England
  Telecommunications Corp.                     800        28,900
Sprint Corp.                                   600        23,100
                                                     ------------
                                                         244,866
                                                     ------------
Utilities - Water (0.1%)
SJW Corp.                                      300        10,538
Welsh Water Plc                              1,000        11,882
                                                     ------------
                                                          22,420
                                                     ------------
Total Common Stocks
  (cost $10,997,530)                                 $12,040,765
                                                     ------------
Preferred Stocks (0.0%)
Utilities - Water (0.0%)
Welsh Water Plc                              1,080   $     1,772
                                                     ------------
Total Preferred Stocks
  (cost $1,758)                                      $     1,772
                                                     ------------
Warrants (0.1%)
Morgan Stanley American Express Hong
  Kong Warrants+                             4,000   $    18,000
                                                     ------------
Total Warrants
  (cost $19,695)                                     $    18,000
                                                     ------------

                                         Principal      Market
                                           Amount       Value
                                          --------   ------------
Long Term Bonds and Notes (11.2%)
U.S. Government Obligations (11.1%)
U.S. Treasury Note, 9.25%, 01/15/96       $675,000   $   679,928

See Notes to Portfolio of Investments

Legacy Fund


                                        Principal      Market
                                         Amount        Value
                                        ---------   ------------
U.S. Treasury Note, 5.125%,
  03/31/ 96++++                        $  100,000   $    99,875
U.S. Treasury Note, 7.25%, 05/15/04     1,300,000     1,406,843
                                                    ------------
                                                      2,186,646
                                                    ------------
Corporate Obligations (0.1%)
Mitsubishi Bank, Corp. Note, 3%,
  11/30/02                                 20,000        20,813
                                                    ------------
Total Long Term Bonds and Notes
  (cost $2,159,638)                                 $ 2,207,459
                                                    ------------
Short Term Investments (27.2%)
Banc One Corp., Comm. Paper, 5.85%,
  11/1/95                                 697,000       697,000
Bridgestone Firestone, Comm. Paper,
  5.8%, 11/3/95+++                        750,000       750,000
Burlington Northern Rail Road, Comm.
  Paper, 5.85%, 11/6/95                   500,000       499,594
See Notes to Financial Statements
Cargill Inc., Comm. Paper, 5.75%,
  11/9/95                              $  750,000   $   749,042
Cooper Industries, Inc., Comm.
  Paper, 5.77%, 11/8/95                   750,000       749,159
Public Service Co. of Colorado,
  Comm. Paper, 5.87%, 11/1/95             365,000       365,000
Quaker Oats Co., Comm. Paper, 5.8%,
  11/7/95                                 750,000       749,275
Xerox Corp., Comm. Paper, 5.72%,
  11/2/95                                 787,000       786,875
                                                    ------------
Total Short Term Investments
  (cost $5,345,945)                                 $ 5,345,945
                                                    ------------
Total Investments
   (cost $18,524,566) (a)                           $19,613,941
Other assets less liabilities                            36,595
                                                    ------------
Total Net Assets                                    $19,650,536
                                                    ------------

See Notes to Financial Statements

Notes to Portfolio of Investments

      + Non-income producing security

    +++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

   ++++ Security pledged to cover initial margin deposits on open futures contracts at October 31, 1995.

    (a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1995 are as follows:

           Unrealized gains       $1,337,736
           Unrealized losses        (248,361)
                                  -----------
           Net unrealized gain    $1,089,375
                                  ===========

        Category percentages are based on net assets.

Information concerning open futures contracts is shown below:

                               No. of    Initial  Expiration     Unrealized
                            Contracts      Value        Date    Gain/(Loss)
                            ---------   --------   ---------   ------------
All Ordinaries Share
  Price Index                  3       $121,656    12/29/95      $(5,249)
Canada Government Bonds
  Future                       3        232,575    12/19/95        6,848
Long-Term German Bonds
  Future                       2        323,208    12/06/95        7,243
DTB German DAX Index
  Future                       1        155,322    12/14/95       (8,130)
Long-Term German Bonds
  Future                       1        167,375    12/06/95        2,414
CAC 40 Stock Index
  Future                       1         75,283    12/29/95       (3,904)
French Noton                   1        114,414    12/18/95          348
Long Gilt Bonds Future         2        164,177    12/27/95        1,677
FTSE 100 Index Future          1        139,161    12/15/95       (1,854)
Italian Government Bonds
  Future                       2        250,961    12/04/95          351
10 Year Swiss Bonds
  Future                       1         90,461    12/18/95        2,702
Hang Seng Index Future         1         63,339    11/29/95           32
                                                               ------------
                                                                 $ 2,478
                                                               ============

Statements of Assets and Liabilities
October 31, 1995

 ------------------------   -----------   -----------   ------------
 Aetna Generation Funds      Ascent      Crossroads       Legacy
Assets:
Investments, at market
  value (Note 1)           $20,455,225   $20,313,675    $19,613,941
Cash                             2,323         1,856          1,724
Cash denominated in
  foreign currencies            26,362        65,835         61,078
Receivable for:
 Dividends and interest         50,056        77,709         88,351
 Investments sold              271,341       223,750        137,383
 Fund shares sold                4,042         2,564          2,638
 Recoverable taxes               2,563         1,940          1,389
 Variation margin                6,197        11,951          9,910
 Unrealized gain on
  forward foreign
   currency exchange
  contracts
   (Note 4)                     22,944        20,014         15,319
                            -----------   -----------   ------------
   Total assets             20,841,053    20,719,294     19,931,733
Liabilities:
Payable for:
 Investments purchased         300,406       257,850        206,425
 Fund shares redeemed            1,508            40              0
 Unrealized loss on
  forward foreign
   currency exchange
  contracts
   (Note 4)                     62,509        49,109         32,595
 Other liabilities              43,688        42,367         42,177
                            -----------   -----------   ------------
   Total liabilities           408,111       349,366        281,197
                            -----------   -----------   ------------
NET ASSETS                 $20,432,942   $20,369,928    $19,650,536
                            ===========   ===========   ============
Net assets represented
  by:
Paid-in capital            $16,691,145   $16,955,025    $16,505,926
Unrealized gain              1,413,636     1,274,369      1,075,920
Undistributed net
  investment income            551,450       638,286        729,717
Accumulated net realized
  gain (loss)                1,776,711     1,502,248      1,338,973
                            -----------   -----------   ------------
NET ASSETS                 $20,432,942   $20,369,928    $19,650,536
                            ===========   ===========   ============
Capital Shares, $.001
  par value:
 Outstanding                 1,750,728     1,766,608      1,722,857
 Net Assets                $20,432,942   $20,369,928    $19,650,536
 Net Asset Value per
  share                    $     11.67   $     11.53    $     11.41

Cost of Investments        $18,986,113   $18,995,907    $18,524,566
                            ===========   ===========   ============

See Notes to Financial Statements

Statements of Operations
For the period from January 4, 1995 to October 31, 1995

------------------------------    ----------   ----------   ----------
    Aetna Generation Funds        Ascent     Crossroads      Legacy

Investment income: (Note 1)
Dividends                        $  562,967   $  459,610   $  335,416
Interest                            274,640      464,379      678,337
                                  ----------   ----------   ----------
                                    837,607      923,989    1,013,753
Foreign taxes withheld              (13,419)     (11,056)      (8,010)
                                  ----------   ----------   ----------
 Total investment income            824,188      912,933    1,005,743
                                  ----------   ----------   ----------

Investment Expenses: (Note 2)
Investment advisory fee             157,225      156,356      155,255
Administrative service fee           49,133       48,861       48,517
Printing and Postage                    212          212          212
Custody fees                         27,173       30,023       33,699
Transfer agent fees                   3,000        3,000        3,000
Audit fees                            8,325        8,325        8,325
Directors' fees                       9,800        9,800        9,800
State and federal fees               15,616       15,816       14,964
Miscellaneous                         2,254        2,254        2,254
                                  ----------   ----------   ----------
 Total investment expenses          272,738      274,647      276,026
                                  ----------   ----------   ----------
Net investment income               551,450      638,286      729,717
                                  ----------   ----------   ----------

Realized and unrealized gain:
  (Notes 1, 3 and 4)
Realized gain (loss) on:
 Sales of investments             1,930,573    1,563,458    1,315,015
 Futures and forward currency
   contracts                       (126,066)     (43,753)      26,544
 Foreign currencies                 (27,796)     (17,457)      (2,586)
                                  ----------   ----------   ----------
  Net realized gain               1,776,711    1,502,248    1,338,973
                                  ----------   ----------   ----------
Net change in unrealized gain
  (loss) on:
 Investments                      1,469,112    1,317,768    1,089,375
 Futures and forward currency
   contracts                        (57,470)     (43,857)     (14,798)
 Foreign currency related
  transactions                        1,994          458        1,343
                                  ----------   ----------   ----------
 Net change in unrealized gain    1,413,636    1,274,369    1,075,920
                                  ----------   ----------   ----------
Net realized and change in
  unrealized gain                 3,190,347    2,776,617    2,414,893
                                  ----------   ----------   ----------
Increase in net assets
  resulting from operations      $3,741,797   $3,414,903   $3,144,610
                                  ==========   ==========   ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the period from January 4, 1995 to October 31, 1995

------------------------------    -----------   -----------   ------------
    Aetna Generation Funds         Ascent      Crossroads       Legacy
Operations:
Net investment income            $   551,450   $   638,286    $   729,717
Net realized gain on
  investments                      1,776,711     1,502,248      1,338,973
Net change in unrealized gain
  on investments                   1,413,636     1,274,369      1,075,920
                                  -----------   -----------   ------------
Increase in net assets
  resulting from operations        3,741,797     3,414,903      3,144,610
                                  -----------   -----------   ------------
From Fund Share Transactions:
  (Note 5)
Proceeds from shares sold         25,819,671    26,042,671     26,237,824
Cost of shares redeemed           (9,128,526)   (9,087,646)    (9,731,898)
                                  -----------   -----------   ------------
Increase in net assets from
  fund share transactions         16,691,145    16,955,025     16,505,926
                                  -----------   -----------   ------------
Change in net assets              20,432,942    20,369,928     19,650,536
Net Assets:
Beginning of period                        0             0              0
                                  -----------   -----------   ------------
End of period                    $20,432,942   $20,369,928    $19,650,536
                                  ===========   ===========   ============
End of period net assets
  includes undistributed net
  investment income              $   551,450   $   638,286    $   729,717
                                  ===========   ===========   ============

See Notes to Financial Statements

Aetna Generation Funds
Notes to Financial Statements

October 31, 1995

1. Summary of Significant Accounting Policies

Aetna Series Fund, Inc. ("Company") is registered under the Investment Company Act of 1940 as an open-end management investment company incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds ("Funds") each of which has its own investment objectives, policies and restrictions.


On January 4, 1995, Ascent, Crossroads, and Legacy were each seeded by ALIAC in the amount of $25,200,000 and became available for sale. At October 31, 1995, ALIAC and their related companies owned 1,705,378 shares, 1,694,881 shares, and 1,690,097 shares of Ascent, Crossroads, and Legacy, respectively. Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are diversified and are authorized to offer two classes of shares, the Select Class and the Adviser Class. At this time, the Funds only offer the Select Class. The Select Class is offered principally to institutions and is not subject to sales charges or service fees.

Aetna Life Insurance and Annuity Company ("ALIAC") serves as the Investment Adviser and principal underwriter to each Fund.


The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. Valuation of Investments


Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost which when combined with accrued interest approximates market value. Securities for which market quotations are not considered to be readily available are valued in good faith using methods approved by the Board of Directors.


The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
B. Futures and Forward Foreign Currency Exchange Contracts


A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds use futures contracts as a hedge against declines in the value of portfolio securities. The Funds may also purchase futures contracts to gain market exposure as it may be more cost effective than purchasing individual securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker, an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market, or from the inability of counterparties to meet the terms of the contracts.


Realized and unrealized gains or losses on futures and foreign currency exchange contracts are reflected in the accompanying financial statements. For federal tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is included in federal taxable income.

C. Illiquid and Restricted Securities


Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Federal

Securities Act of 1933. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. Federal Income Taxes

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E. Other


Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

2. Investment Advisory, Management, Shareholder Service and Distribution Fees

Each Fund pays the Investment Adviser a monthly fee at an annual rate of 0.80% based on its average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied.


The Company has entered into an administrative services agreement under which ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers. Each Fund pays ALIAC a monthly fee at an annual rate of 0.25% based on average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply.

3. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period from January 4, 1995 (commencement of operations) to October 31, 1995 were:


                      Cost of       Proceeds
                     Purchases     from Sales
                    -----------   ------------
Aetna Ascent        $49,665,537   $34,025,968
Aetna Crossroads     44,672,771    31,004,848
Aetna Legacy         39,563,510    28,380,332

4. Forward Foreign Currency Exchange Contracts


At October 31, 1995, Ascent, Crossroads, and Legacy had the following open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized losses of $39,565, $29,095, and $17,276, respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:
Ascent:

                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
   Date            Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95           2,430,000           $245,613             235,419            $235,419        (10,194)
              Austrian Schilling                         U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95            22,222               22,222             220,000              22,237             15
                 U.S. Dollar                          Austrian Schilling
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/22/95           5,839,000            201,872             198,477             198,477         (3,395)
                Belgian Franc                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------

                                      F-30

4. Forward Foreign Currency Exchange Contracts (Continued)

Ascent (continued):

                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
   Date            Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/01/95             1,471         $  1,471                  2,000        $  1,471                    0
                 U.S. Dollar                           Canadian Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95            135,000         119,008                 116,772        116,772               (2,236)
                 Swiss Franc                             U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95             8,847            8,847                 10,000           8,815                  (32)
                 U.S. Dollar                             Swiss Franc
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            780,000         142,751                 135,417        135,417               (7,334)
                 Danish Krone                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            16,470           16,470                 90,000          16,471                    1
                 U.S. Dollar                             Danish Krone
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            960,000         226,199                 216,851        216,851               (9,348)
                Finnish Markka                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            42,392           42,392                 180,000         42,412                   20
                 U.S. Dollar                            Finnish Markka
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/02/95            13,000           20,502                 20,618          20,618                  116
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/03/95            13,000           20,502                 20,493          20,493                   (9)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            340,000         535,983                 523,124        523,124              (12,859)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            41,072           41,072                 26,000          40,987                  (85)
                 U.S. Dollar                            British Pound
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95          69,354,000        683,082                 704,414        704,414               21,332
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/19/95          45,280,000        446,424                 447,884        447,884                1,460
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            250,000         158,642                 150,439        150,439               (8,203)
                Dutch Guilder                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            24,480           24,480                 38,000          24,114                 (366)
                 U.S. Dollar                            Dutch Guilder
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/07/95           1,360,000        218,476                 213,103        213,103               (5,373)
               Norwegian Krone                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            250,000         177,315                 174,240        174,240               (3,075)
               Singapore Dollar                          U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
                                                                                               $(39,565)
                                                                                              ==========
Crossroads:
                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
    Date           Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95           1,790,000       $180,925                 173,416       $173,416               (7,509)
              Austrian Schilling                         U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95            12,121          12,121                 120,000         12,129                    8
                 U.S. Dollar                          Austrian Schilling
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/22/95          3,936,000        136,079                 133,791        133,791                (2,288)
                Belgian Franc                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------

                                      F-31

Crossroads (continued):

                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
    Date           Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/01/95            64,000             $ 47,079             47,087             $ 47,087              8
               Canadian Dollar                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95            107,100              94,413             92,639               92,639         (1,774)
                 Swiss Franc                             U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95             8,847                8,847             10,000                8,815            (32)
                 U.S. Dollar                             Swiss Franc
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            650,000             118,959             112,847             112,847         (6,112)
                 Danish Krone                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95             7,320                7,320             40,000                7,321              1
                 U.S. Dollar                             Danish Krone
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            740,000             174,361             167,156             167,156         (7,205)
                Finnish Markka                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            32,971               32,971             140,000              32,987             16
                 U.S. Dollar                            Finnish Markka
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/02/95             4,000                6,308              6,344                6,344             36
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/03/95            18,000               28,387             28,374               28,374            (13)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            240,000             378,341             369,264             369,264         (9,077)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            34,688               34,688             22,000               34,681             (7)
                 U.S. Dollar                            British Pound
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95          62,302,000            613,625             633,137             633,137         19,512
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/19/95          18,600,000            183,381             183,813             183,813            432
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            250,000             158,642             150,439             150,439         (8,203)
                Dutch Guilder                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            35,431               35,431             55,000               34,901           (530)
                 U.S. Dollar                            Dutch Guilder
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/07/95           1,080,000            173,495             169,229             169,229         (4,266)
               Norwegian Krone                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/07/95            32,127               32,127             200,000              32,128              1
                 U.S. Dollar                           Norwegian Krone
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            170,000             120,576             118,483             118,483         (2,093)
               Singapore Dollar                          U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
                                                                                              $(29,095)
                                                                                              ==========
Legacy:
                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
    Date           Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95            870,000            $ 87,936             84,286             $ 84,286         (3,650)
              Austrian Schilling                         U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95             7,070                7,070             70,000                7,075              5
                 U.S. Dollar                          Austrian Schilling
 ----------  --------------------    --------------  --------------------    --------------   ----------

                                      F-32

Legacy (continued):

                                     U.S. $ Value                            U.S. $ Value
                                         as of                                  as of        Unrealized
 Exchange       Currency to be        October 31,       Currency to be       October 31,        Gain
    Date           Delivered             1995              Received              1995          (Loss)
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/22/95           2,878,000           $ 99,501             97,828             $ 97,828         (1,673)
                Belgian Franc                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95            85,500               75,372             73,956               73,956         (1,416)
                 Swiss Franc                             U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/09/95             9,732                9,732             11,000                9,697            (35)
                 U.S. Dollar                             Swiss Franc
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            460,000              84,186             79,861               79,861         (4,325)
                 Danish Krone                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95             5,490                5,490             30,000                5,490              0
                 U.S. Dollar                             Danish Krone
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            490,000             115,455             110,684             110,684         (4,771)
                Finnish Markka                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/21/95            23,551               23,551             100,000              23,562             11
                 U.S. Dollar                            Finnish Markka
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/02/95             2,000                3,154              3,172                3,172             18
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
11/03/95             8,000               12,616             12,611               12,611             (5)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            160,000             252,227             246,176             246,176         (6,051)
                British Pound                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            15,769               15,769             10,000               15,764             (5)
                 U.S. Dollar                            British Pound
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/13/95          47,321,000            466,074             481,018             481,018         14,944
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/19/95          12,490,000            123,141             123,431             123,431            290
                 Japanese Yen                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            170,000             107,877             102,299             102,299         (5,578)
                Dutch Guilder                            U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/18/95            28,345               28,345             44,000               27,921           (424)
                 U.S. Dollar                            Dutch Guilder
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/07/95            780,000             125,302             122,220             122,220         (3,082)
               Norwegian Krone                           U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/07/95            20,833               20,883             130,000              20,884              1
                 U.S. Dollar                           Norwegian Krone
 ----------  --------------------    --------------  --------------------    --------------   ----------
12/14/95            124,000              87,950             86,420               86,420         (1,530)
               Singapore Dollar                          U.S. Dollar
 ----------  --------------------    --------------  --------------------    --------------   ----------
                                                                                              $(17,276)
                                                                                              ==========

5. Authorized Capital Shares and Capital Share Transactions

Each Fund is authorized to issue 100 million shares. For the period January 4, 1995 to October 31, 1995, the Funds sold and redeemed the following shares:

                  -----------------------------------------
                     Ascent      Crossroads       Legacy

Shares sold        2,573,924      2,593,512      2,612,101
Shares redeemed     (823,196)      (826,904)      (889,244)
                   -----------   ------------   ------------
Net increase       1,750,728      1,766,608      1,722,857
                   ===========   ============   ============

                         Independent Auditors' Report


The Board of Directors and Shareholders of
Aetna Series Fund, Inc.:

   We have audited the accompanying statements of assets and liabilities of Legacy Fund, Crossroads Fund and Ascent Fund, portfolios of Aetna Series Fund, Inc., (collectively the Generation Funds or Funds) including the portfolios of investments, as of October 31, 1995, the related statements of operations, statements of changes in net assets and financial highlights for the period from January 4, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Generation Funds as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the period from January 4, 1995 to October 31, 1995 in conformity with generally accepted accounting principles.


                                                         KPMG Peat Marwick LLP

Hartford, Connecticut
December 15, 1995

                             Aetna Series Fund, Inc.

                                Generation Funds




                      Statement of Additional Information





















85620(S)-1                                                          March 1996